Exhibit 99.2

Supplemental **Disclosure**

Quarter ended December 31, 2022

BRIXMOR Property Group | BRX LISTED NYSE

[

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended December 31, 2022

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	4
Financial Summary
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
EBITDA	8
Funds From Operations (FFO)	9
Supplemental Balance Sheet Detail	10
NOI & Supplemental Statement of Operations Detail	11
Supplemental COVID-19 Disclosure	12
Same Property NOI Analysis	13
Capital Expenditures	14
Capitalization, Liquidity & Debt Ratios	15
Debt Obligations	16
Covenant Disclosure	17
Investment Summary
Acquisitions	19
Dispositions	20
Anchor Space Repositioning Summary	22
Outparcel Development Summary	24
Redevelopment Summary	25
Future Redevelopment Opportunities	27
Portfolio Summary
Portfolio Overview	30
Portfolio Composition	31
Top Forty Retailers Ranked by ABR	32
New & Renewal Lease Summary	33
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	34
Lease Expiration Schedule	35
Major CBSA Detail	36
Properties by State	39
Property List	40

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com, follow Brixmor on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup, and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended December 31, 2022

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.

References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 8.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount).

Generally Accepted Accounting Principals ("GAAP")	GAAP refers to a common set of Uniting States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

Local Tenants	Single-state operators with fewer than 20 locations.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to Nareit FFO is provided on page 9.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions, and tenant specific landlord work (base building costs funded through tenant allowances). For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 11.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) income or expense associated with the captive insurance company, (vi) depreciation and amortization, (vii) impairment of real estate assets, (viii) general and administrative expense, and (ix) other income and expense (including interest expense and gain on sale of real estate assets).

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 13.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 12/31/22	Twelve Months Ended 12/31/22
	Total properties in Brixmor Property Group portfolio	373	373
	Acquired properties excluded from Same Property NOI	(11)	(13)
	Additional exclusions (1)	(11)	(17)
	Same Property NOI pool (2)	351	343

(1) Additional exclusions for the three months ended December 31, 2022 and 2021 include 11 properties that were subject to partial dispositions in 2022 and 2021. Additional exclusions for the twelve months ended December 31, 2022 and 2021 include 16 properties that were subject to partial dispositions in 2022 and 2021 and one property that was subject to a partial acquisition in 2021.

(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. Two outparcels acquired in 2022 are excluded from the Same Property NOI pool for the three months ended December 31, 2022, and 2021 and four outparcels acquired in 2022 and 2021 are excluded from the Same Property NOI pool for the twelve months ended December 31, 2022 and 2021. Two partial dispositions in 2021 were disaggregated and the balance of the remaining shopping center was included in the Same Property NOI pool for the twelve months ended December 31, 2022, and 2021.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 2

GLOSSARY OF TERMS		↩ Table of Contents

Term	Definition

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the periods presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 3

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	12/31/22	12/31/21	12/31/22	12/31/21
Total revenues (page 7)	$ 308,569	$ 295,318	$ 1,218,074	$ 1,152,274
Net income (page 7)	107,155	81,243	354,193	270,187
Net income per diluted share (page 7)	0.35	0.27	1.17	0.90
NOI (page 11)	219,362	208,363	870,961	823,208
EBITDA (page 8)	246,884	209,549	894,020	792,958
EBITDAre (page 8)	197,115	185,946	788,181	721,764
Adjusted EBITDA (page 8)	197,108	186,249	790,018	753,089
Cash Adjusted EBITDA (page 8)	189,454	180,444	757,927	730,451
Nareit FFO (page 9)	146,956	137,393	588,915	522,347
Nareit FFO per diluted share (page 9)	0.49	0.46	1.95	1.75
Items that impact FFO comparability, net per share (page 9)	0.00	(0.00)	(0.01)	(0.10)
Dividends declared per share (page 9)	0.260	0.240	0.980	0.885
Dividend payout ratio (as % of Nareit FFO) (page 9)	53.1%	51.9%	49.9%	50.3%

	Three Months Ended
Summary Operating and Financial Ratios	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21
NOI margin (page 11)	73.0%	73.7%	74.1%	73.7%	72.3%
Same property NOI performance (page 13) (1)	7.3%	3.6%	6.7%	8.4%	9.7%
Fixed charge coverage, current quarter annualized (page 15)	4.1x	4.1x	4.2x	4.1x	3.9x
Fixed charge coverage, trailing twelve months (page 15)	4.1x	4.1x	4.0x	4.0x	3.9x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 15) (2)	6.4x	6.4x	6.4x	6.4x	6.5x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 15) (2)	6.4x	6.5x	6.6x	6.5x	6.5x

Outstanding Classes of Stock	As of 12/31/22	As of 9/30/22	As of 6/30/22	As of 3/31/22	As of 12/31/21
Common shares outstanding (page 15)	299,916	299,913	299,669	299,488	297,210

	Three Months Ended
Summary Acquisitions and Dispositions	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21
Aggregate purchase price of acquisitions (page 19)	$ —	$ —	$ 251,125	$ 159,475	$ 191,870
Aggregate sale price of dispositions (page 20)	112,800	29,100	84,536	60,930	116,165
NOI adjustment for acquisitions and dispositions, net (3)	(632)

Summary Portfolio Statistics (4)	As of 12/31/22	As of 9/30/22	As of 6/30/22	As of 3/31/22	As of 12/31/21
Number of properties (page 30)	373	378	379	380	382
Percent billed (page 30)	90.2%	89.6%	89.0%	88.6%	88.7%
Percent leased (page 30)	93.8%	93.3%	92.5%	92.1%	92.0%
ABR PSF (page 30)	$ 16.19	$ 16.02	$ 15.90	$ 15.64	$ 15.42
New lease rent spread (page 33)	43.8%	32.2%	34.3%	35.9%	41.7%
New & renewal lease rent spread (page 33)	18.3%	14.2%	14.6%	18.1%	14.5%
Total - new, renewal & option lease rent spread (page 33)	14.8%	10.9%	12.5%	13.1%	12.8%
Total - new, renewal & option GLA (page 33)	2,589,069	2,791,073	2,885,438	2,307,147	2,866,093

2023 Guidance	Current
Nareit FFO per diluted share	$1.95 - $2.03
Same property NOI performance	1.5% - 3.5%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 4

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2022

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	12/31/22	12/31/21
Assets
Real estate
Land	$1,820,358	$1,773,448
Buildings and tenant improvements	8,405,969	8,009,320
Construction in progress	129,310	101,422
Lease intangibles	542,714	544,224
	10,898,351	10,428,414
Accumulated depreciation and amortization	(2,996,759)	(2,813,329)
Real estate, net	7,901,592	7,615,085
Cash and cash equivalents	16,492	296,632
Restricted cash	4,767	1,111
Marketable securities	21,669	20,224
Receivables, net	264,146	234,873
Deferred charges and prepaid expenses, net	154,141	143,503
Real estate assets held for sale	10,439	16,131
Other assets	62,684	49,834
Total assets	$8,435,930	$8,377,393

Liabilities
Debt obligations, net	$5,035,501	$5,164,518
Accounts payable, accrued expenses and other liabilities	535,419	494,529
Total liabilities	5,570,920	5,659,047

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
309,042,754 and 306,337,045 shares issued and 299,915,762 and 297,210,053
shares outstanding	2,999	2,972
Additional paid-in capital	3,299,496	3,231,732
Accumulated other comprehensive income (loss)	8,851	(12,674)
Distributions in excess of net income	(446,336)	(503,684)
Total equity	2,865,010	2,718,346
Total liabilities and equity	$8,435,930	$8,377,393

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 6

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Revenues
Rental income	$308,459	$292,897	$1,217,362	$1,146,304
Other revenues	110	2,421	712	5,970
Total revenues	308,569	295,318	1,218,074	1,152,274

Operating expenses
Operating costs	38,816	39,128	141,408	132,042
Real estate taxes	42,260	40,838	170,383	165,746
Depreciation and amortization	90,599	80,796	344,731	327,152
Impairment of real estate assets	1,127	—	5,724	1,898
General and administrative	30,429	29,039	117,225	105,454
Total operating expenses	203,231	189,801	779,471	732,292

Other income (expense)
Dividends and interest	116	57	314	299
Interest expense	(48,493)	(47,175)	(192,427)	(194,776)
Gain on sale of real estate assets	50,896	23,603	111,563	73,092
Loss on extinguishment of debt, net	—	—	(221)	(28,345)
Other	(702)	(759)	(3,639)	(65)
Total other income (expense)	1,817	(24,274)	(84,410)	(149,795)

Net income	$107,155	$81,243	$354,193	$270,187

Net income per common share:
Basic	$0.36	$0.27	$1.18	$0.91
Diluted	$0.35	$0.27	$1.17	$0.90
Weighted average shares:
Basic	300,474	297,490	299,938	297,408
Diluted	302,258	299,037	301,742	298,835

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 7

EBITDA				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/22	12/31/21	12/31/22	12/31/21

Net income	$107,155	$81,243	$354,193	$270,187
Interest expense	48,493	47,175	192,427	194,776
Federal and state taxes	637	335	2,669	843
Depreciation and amortization	90,599	80,796	344,731	327,152
EBITDA	246,884	209,549	894,020	792,958
Gain on sale of real estate assets	(50,896)	(23,603)	(111,563)	(73,092)
Impairment of real estate assets	1,127	—	5,724	1,898
EBITDAre	$197,115	$185,946	$788,181	$721,764

EBITDAre	$197,115	$185,946	$788,181	$721,764
Transaction expenses, net	(9)	192	1,122	395
Litigation and other non-routine legal expenses	2	111	494	2,585
Loss on extinguishment of debt, net	—	—	221	28,345
Total adjustments	(7)	303	1,837	31,325
Adjusted EBITDA	$197,108	$186,249	$790,018	$753,089

Adjusted EBITDA	$197,108	$186,249	$790,018	$753,089
Straight-line rental income, net (1)	(5,575)	(3,924)	(23,458)	(14,551)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,072)	(1,895)	(8,793)	(8,221)
Straight-line ground rent expense, net (2)	(7)	14	160	134
Total adjustments	(7,654)	(5,805)	(32,091)	(22,638)
Cash Adjusted EBITDA	$189,454	$180,444	$757,927	$730,451

(1) For more information regarding straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting, please see page 9, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 8

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Twelve Months Ended
	12/31/22	12/31/21	12/31/22	12/31/21

Net income	$107,155	$81,243	$354,193	$270,187
Depreciation and amortization related to real estate	89,570	79,753	340,561	323,354
Gain on sale of real estate assets	(50,896)	(23,603)	(111,563)	(73,092)
Impairment of real estate assets	1,127	—	5,724	1,898
Nareit FFO	$146,956	$137,393	$588,915	$522,347

Nareit FFO per diluted share	$0.49	$0.46	$1.95	$1.75
Weighted average diluted shares outstanding	302,258	299,037	301,742	298,835

Items that impact FFO comparability
Transaction expenses, net	$9	$(192)	$(1,122)	$(395)
Litigation and other non-routine legal expenses	(2)	(111)	(494)	(2,585)
Loss on extinguishment of debt, net	—	—	(221)	(28,345)
Total items that impact FFO comparability	$7	$(303)	$(1,837)	$(31,325)
Items that impact FFO comparability, net per share	$0.00	$(0.00)	$(0.01)	$(0.10)

Additional Disclosures
Straight-line rental income, net (1)	$5,575	$3,924	$23,458	$14,551
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,072	1,895	8,793	8,221
Straight-line ground rent expense, net (2)	7	(14)	(160)	(134)

Dividends declared per share	$0.260	$0.240	$0.980	$0.885
Dividends declared	$77,978	$71,331	$293,755	$262,877
Dividend payout ratio (as % of Nareit FFO)	53.1%	51.9%	49.9%	50.3%

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of ($1.0 million) and ($0.9 million) during the three months ended December 31, 2022 and 2021, respectively. Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of ($1.2 million) and ($3.0 million) during the twelve months ended December 31, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 9

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	12/31/22	12/31/21

Receivables, net
Straight-line rent receivable, net	$159,823	$139,486
Tenant receivables, net	97,825	88,242
Other	6,498	7,145
Total receivables, net	$264,146	$234,873

Deferred charges and prepaid expenses, net
Deferred charges, net	$132,283	$120,831
Prepaid expenses, net	21,858	22,672
Total deferred charges and prepaid expenses, net	$154,141	$143,503

Other assets
Right-of-use asset	$35,754	$29,325
Furniture, fixtures and leasehold improvements, net	13,800	16,129
Interest rate swaps	9,640	—
Other	3,490	4,380
Total other assets	$62,684	$49,834

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$269,286	$252,912
Below market leases, net	96,837	80,942
Dividends payable	81,633	74,420
Lease liability	39,923	33,713
Interest rate swaps	—	12,585
Other	47,740	39,957
Total accounts payable, accrued expenses and other liabilities	$535,419	$494,529

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 10

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Net Operating Income Detail
Base rent	$221,469	$210,214	$872,365	$831,420
Expense reimbursements	72,552	68,552	272,534	255,402
Revenues deemed uncollectible	(2,121)	157	3,837	2,270
Ancillary and other rental income / Other revenues	6,661	8,067	24,835	25,724
Percentage rents	1,884	1,325	9,021	6,046
Operating costs	(38,823)	(39,114)	(141,248)	(131,908)
Real estate taxes	(42,260)	(40,838)	(170,383)	(165,746)
Net operating income	$219,362	$208,363	$870,961	$823,208

Operating Ratios
NOI margin (NOI / revenues)	73.0%	72.3%	73.6%	73.4%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	89.5%	85.7%	87.5%	85.8%

Reconciliation of Net Operating Income to Net Income
Net operating income	$219,362	$208,363	$870,961	$823,208
Lease termination fees	477	1,184	3,231	8,640
Straight-line rental income, net (1)	5,575	3,924	23,458	14,551
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,072	1,895	8,793	8,221
Straight-line ground rent expense, net (2)	7	(14)	(160)	(134)
Depreciation and amortization	(90,599)	(80,796)	(344,731)	(327,152)
Impairment of real estate assets	(1,127)	—	(5,724)	(1,898)
General and administrative	(30,429)	(29,039)	(117,225)	(105,454)
Total other income (expense)	1,817	(24,274)	(84,410)	(149,795)
Net income	$107,155	$81,243	$354,193	$270,187

Supplemental Statement of Operations Detail
Rental income
Base rent	$221,469	$210,214	$872,365	$831,420
Expense reimbursements	72,552	68,552	272,534	255,402
Revenues deemed uncollectible	(2,121)	157	3,837	2,270
Lease termination fees	477	1,184	3,231	8,640
Straight-line rental income, net (1)	5,575	3,924	23,458	14,551
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,072	1,895	8,793	8,221
Ancillary and other rental income	6,551	5,646	24,123	19,754
Percentage rents	1,884	1,325	9,021	6,046
Total rental income	$308,459	$292,897	$1,217,362	$1,146,304

Other revenues	$110	$2,421	$712	$5,970

Interest expense
Note interest	$42,655	$43,407	$170,870	$177,609
Unsecured credit facility and term loan interest	5,669	3,799	20,489	16,542
Capitalized interest	(866)	(1,173)	(3,081)	(4,009)
Deferred financing cost amortization	1,751	1,858	7,012	7,496
Debt premium and discount accretion, net	(716)	(716)	(2,863)	(2,862)
Total interest expense	$48,493	$47,175	$192,427	$194,776

Other
Federal and state taxes	$637	$335	$2,669	$843
Other	65	424	970	(778)
Total other	$702	$759	$3,639	$65

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,626	$4,514	$17,528	$16,633
Capitalized leasing legal costs (3)	970	978	4,095	2,475
Capitalized leasing commission costs	1,901	2,027	7,886	6,822
Equity compensation expense, net	6,993	6,272	23,407	17,090

(1) For more information regarding straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting, please see page 9, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 11

SUPPLEMENTAL COVID-19 DISCLOSURE	↩ Table of Contents
Unaudited, dollars in thousands

Revenues Deemed Uncollectible Information - Three Months Ended 12/31/22

Revenues deemed uncollectible - base rent (1)(2)			$(2,514)
Adjustments for out-of-period cash received - base rent (3)			3,064
Adjustments for out-of-period cash received - net expense reimbursements			2,589
Adjustments for out-of-period additional reserves/abatements (4)			(317)
Revenues deemed uncollectible - net expense reimbursements and other adjustments			(4,943)
Revenues deemed uncollectible (page 11)			$(2,121)

Reserve Information (5)	Thirty Months Ended 9/30/22		Three Months Ended 12/31/22		Thirty-Three Months Ended 12/31/22

Reserves on uncollected base rent
Accrued but uncollected base rent	$39,721		$5,189		$44,910
Revenues deemed uncollectible - base rent	35,103	88.4%	2,514	48.4%	37,617	83.8%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$32,283		$5,182		$37,465
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	28,128	87.1%	2,507	48.4%	30,635	81.8%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$7,438		$7		$7,445
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	6,975	93.8%	7	100.0%	6,982	93.8%

(1) Represents revenues deemed uncollectible recognized on three months ended December 31, 2022 base rent billings.
(2) Includes $2.2 million of revenues deemed uncollectible related to certain tenants on the cash basis of accounting.
(3) Includes $1.6 million and $1.4 million of out-of-period cash received on rent deferrals (not lease modifications) and unaddressed (under negotiation) revenues deemed uncollectible, respectively.
(4) Includes $0.3 million of out-of-period additional reserves on unaddressed (under negotiation) revenues deemed uncollectible.
(5) Amounts are as of December 31, 2022 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to December 31, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 12

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Twelve Months Ended
	12/31/22	12/31/21	Change	12/31/22	12/31/21	Change
Same Property NOI Analysis
Number of properties	351	351	—	343	343	—
Percent billed	90.3%	88.8%	1.5%	90.3%	88.7%	1.6%
Percent leased	93.9%	92.2%	1.7%	93.9%	92.1%	1.8%

Revenues
Base rent	$208,084	$198,232		$799,674	$765,238
Expense reimbursements	68,001	65,011		248,537	236,489
Revenues deemed uncollectible	(1,881)	20		4,514	1,395
Ancillary and other rental income / Other revenues	6,266	5,433		23,441	19,070
Percentage rents	1,837	1,224		8,675	5,499
	282,307	269,920	4.6%	1,084,841	1,027,691	5.6%
Operating expenses
Operating costs	(36,105)	(38,668)		(128,614)	(122,922)
Real estate taxes	(39,772)	(38,801)		(156,175)	(154,356)
	(75,877)	(77,469)	(2.1)%	(284,789)	(277,278)	2.7%
Same property NOI	$206,430	$192,451	7.3%	$800,052	$750,413	6.6%

NOI margin	73.1%	71.3%		73.7%	73.0%
Expense recovery ratio	89.6%	83.9%		87.3%	85.3%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$9,379	4.9%		$30,248	4.0%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	473	0.2%		4,188	0.6%
Revenues deemed uncollectible	(1,901)	(1.0)%		3,119	0.4%
Net expense reimbursements	4,582	2.4%		4,537	0.6%
Ancillary and other rental income / Other revenues	833	0.5%		4,371	0.6%
Percentage rents	613	0.3%		3,176	0.4%
		7.3%			6.6%

Reconciliation of Net Income to Same Property NOI
Net income	$107,155	$81,243		$354,193	$270,187
Adjustments:
Non-same property NOI	(12,932)	(15,912)		(70,909)	(72,795)
Lease termination fees	(477)	(1,184)		(3,231)	(8,640)
Straight-line rental income, net	(5,575)	(3,924)		(23,458)	(14,551)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,072)	(1,895)		(8,793)	(8,221)
Straight-line ground rent expense, net	(7)	14		160	134
Depreciation and amortization	90,599	80,796		344,731	327,152
Impairment of real estate assets	1,127	—		5,724	1,898
General and administrative	30,429	29,039		117,225	105,454
Total other (income) expense	(1,817)	24,274		84,410	149,795
Same property NOI	$206,430	$192,451		$800,052	$750,413

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 13

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Twelve Months Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Leasing related:
Tenant improvements and tenant inducements	$20,493	$17,953	$74,640	$55,632
External leasing commissions	3,999	4,306	14,002	12,165
	24,492	22,259	88,642	67,797

Maintenance capital expenditures	23,665	23,749	72,076	56,139
Total leasing related and maintenance capital expenditures	$48,157	$46,008	$160,718	$123,936

Value-enhancing:
Anchor space repositionings	$4,741	$12,198	$30,183	$46,407
Outparcel developments	3,311	1,765	11,122	9,324
Redevelopments	33,395	23,081	106,470	102,524
New development	16	23	357	349
Other (1)	6,247	9,830	26,087	16,811
Total value-enhancing capital expenditures	$47,710	$46,897	$174,219	$175,415

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 14

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			12/31/22	12/31/21
Equity Capitalization:
Common shares outstanding			299,916	297,210
Common share price			$22.67	$25.41
Total equity capitalization			$6,799,096	$7,552,106

Debt:
Revolving credit facility			$125,000	$—
Term loan facility			300,000	300,000
Unsecured notes			4,618,453	4,868,453
Total principal debt			5,043,453	5,168,453
Add: Net unamortized premium			23,787	26,651
Less: Deferred financing fees			(31,739)	(30,586)
Total debt			5,035,501	5,164,518
Less: Cash, cash equivalents and restricted cash			(21,259)	(297,743)
Net debt			$5,014,242	$4,866,775

Total market capitalization			$11,813,338	$12,418,881

Liquidity:
Cash and cash equivalents and restricted cash			$21,259	$297,743
Available under Revolving Credit Facility (1)			1,124,475	1,249,252
Available under Term Loan Facility (2)			200,000	—
			$1,345,734	$1,546,995

Ratios:
Principal debt to total market capitalization			42.7%	41.6%
Principal debt to total assets, before depreciation			44.1%	46.2%
Unencumbered assets to unsecured debt			2.3x	2.2x
Net principal debt to Adjusted EBITDA, current quarter annualized (3)			6.4x	6.5x
Net principal debt to Adjusted EBITDA, trailing twelve months (3)			6.4x	6.5x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.1x	3.9x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	3.9x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	3.9x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	3.9x

			As of	As of
			12/31/22	12/31/21
Percentage of total debt: (4)
Fixed			97.5%	95.2%
Variable			2.5%	4.8%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			5.0	5.8
Variable			3.5	0.1
Total			4.9	5.5

Credit Ratings & Outlook: (5)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Positive

(1) Funds available under the Revolving Credit Facility are reduced by three outstanding letters of credit totaling $0.5 million.
(2) Funds available under the Term Loan Facility represent a $200 million delayed draw term loan which may be accessed anytime before April 28, 2023 and would mature on July 26, 2027. As of December 31, 2022, the delayed draw term loan would bear interest at Adjusted SOFR plus 119 basis points.
(3) Net principal debt is as of the end of each specified period.
(4) Includes the impact of the Company's interest rate swap agreements.
(5) As of February 13, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 15

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2023	$—	—
2024	500,000	3.65%
2025	700,000	3.85%
2026	732,542	4.39%
2027	700,000	3.85%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$5,043,453	3.74%

Net unamortized premium	23,787
Deferred financing costs	(31,739)
Debt Obligations, Net	$5,035,501

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 119 basis points) (2)(3)(4)	$300,000	3.78%	7/26/27	5.95%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	500,000	3.65%	6/15/24	9.91%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.88%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.90%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.02%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.93%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.94%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.87%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.86%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.91%
Total Fixed Rate Unsecured Notes	4,618,453	3.69%		91.56%

Total Fixed Rate Debt	$4,918,453	3.70%		97.51%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 104 basis points)(3)	$125,000	5.44%	6/30/26	2.49%

Total Variable Rate Debt	$125,000	5.44%		2.49%

Total Debt Obligations	$5,043,453	3.74%		100.00%

Net unamortized premium	23,787
Deferred financing costs	(31,739)
Debt Obligations, Net	$5,035,501

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300,000 of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread of 119 basis points) through July 26, 2024.
(3) Reflects a 1 basis point rate reduction in the spread due to the achievement of certain sustainability metric targets for the year ended December 31, 2021.
(4) The Term Loan Facility also includes a $200 million delayed draw term loan which may be accessed anytime before April 28, 2023.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 16

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	12/31/22

I. Aggregate debt test	< 65%	45.2%
Total Debt		5,035,501
Total Assets		11,132,789

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,132,789

III. Unencumbered asset ratio	> 150%	221.1%
Total Unencumbered Assets		11,132,789
Unsecured Debt		5,035,501

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.1x	4.1x
Consolidated EBITDA		790,018	791,064
Annual Debt Service Charge		193,740	193,523

(1) The Company had no secured debt as of December 31, 2022.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	12/31/22

I. Leverage ratio	< 60%	37.0%
Total Outstanding Indebtedness		5,043,453
Balance Sheet Cash (1)		25,180
Total Asset Value		13,559,370

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		25,180
Total Asset Value		13,559,370

III. Unsecured leverage ratio	< 60%	37.0%
Total Unsecured Indebtedness		5,043,453
Unrestricted Cash (3)		20,413
Unencumbered Asset Value		13,559,370

IV. Fixed charge coverage ratio	> 1.5x	4.5x
Total Net Operating Income		880,804
Capital Expenditure Reserve		9,899
Fixed Charges		192,672

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of December 31, 2022.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 17

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2022

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2022
Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	1/7/22	$85,650	181,819	95.8%	$25.08	Ralphs (Kroger), Cost Plus World Market, HomeGoods, Rite Aid
Land at Cobblestone Village	Jacksonville, FL	1/10/22	1,625	1.2 acres	-	-	-
Arboretum Village	Dallas-Fort Worth-Arlington, TX	1/21/22	46,200	95,354	97.4%	26.42	Tom Thumb (Albertsons), Ace Hardware, PetSmart
Ravinia Plaza	Chicago-Naperville-Elgin, IL-IN-WI	2/24/22	26,000	101,800	81.1%	17.79	Whole Foods Market
			$159,475	378,973 / 1.2 acres

Three Months Ended June 30, 2022
Elmhurst Crossing	Chicago-Naperville-Elgin, IL-IN-WI	4/13/22	$75,100	347,503	100.0%	$14.03	Whole Foods Market, At Home, Kohls, Party City, Petco, Shoe Carnival
North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	4/13/22	60,000	383,884	94.7%	12.05	Amazon Fresh, Best Buy, Burlington Stores, Kohl's, Michaels, Petco
West U Marketplace	Houston-The Woodlands-Sugar Land, TX	4/19/22	33,500	60,136	100.0%	26.09	Whole Foods Market
Waterford Commons - Ruby Tuesday	Norwich-New London, CT	5/16/22	1,525	6,781	-	-	-
Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	6/10/22	81,000	162,263	87.7%	28.66	Whole Foods Market
			$251,125	960,567

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2022		$410,600	1,339,540 / 1.2 acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 19

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2022
Conyers Plaza	Atlanta-Sandy Springs-Alpharetta, GA	2/1/22	$25,550	171,374	97.4%	$13.79	JOANN, PetSmart, Value Village
New Garden Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/18/22	8,800	147,370	95.7%	8.28	Big Lots, Ollie's Bargain Outlet, Planet Fitness
Hub Shopping Center	Kansas City, MO-KS	2/25/22	10,000	160,423	100.0%	6.48	Price Chopper, Dollar Tree, Oak Street Health
Westgate	Dublin, GA	3/18/22	7,200	104,794	93.2%	6.93	Big Lots, Citi Trends, Planet Fitness
East Ridge Crossing	Chattanooga, TN-GA	3/28/22	7,380	58,950	93.9%	10.64	Food Lion (Ahold Delhaize)
Superior Marketplace - Panda Express (4)	Boulder, CO	3/29/22	2,000	2,500	100.0%	39.93	Panda Express
			$60,930	645,411

Three Months Ended June 30, 2022
Delta Center - Chipotle Mexican Grill (4)	Lansing-East Lansing, MI	4/1/22	$1,796	2,400	100.0%	$41.67	-
Haymarket Mall	Des Moines-West Des Moines, IA	4/8/22	8,858	226,875	90.3%	6.61	Burlington Stores, Harbor Freight Tools, Hobby Lobby
Anson Station	Charlotte-Concord-Gastonia, NC-SC	4/8/22	6,600	132,353	77.9%	5.93	Food Lion (Ahold Delhaize), Rose's, Tractor Supply Co.
North Dover Center	Dover, DE	5/5/22	28,750	191,974	98.2%	11.57	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx
Brice Park	Columbus, OH	5/18/22	13,500	147,800	92.7%	10.52	Ashley Furniture, Citi Trends, Dollar Tree, Michaels
Elk Grove Town Center - Walgreens (4)	Chicago-Naperville-Elgin, IL-IN-WI	6/8/22	5,032	13,905	100.0%	18.99	Walgreens
Stone Mountain Festival - Walmart (4)	Atlanta-Sandy Springs-Alpharetta, GA	6/10/22	11,000	210,606	100.0%	2.92	Walmart Supercenter
Torrington Plaza	Torrington, CT	6/23/22	9,000	125,496	73.8%	11.69	JOANN, Staples, T.J.Maxx
			$84,536	1,051,409

Three Months Ended September 30, 2022
Valley Fair - former Mealy's (4)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7/26/22	$5,400	60,000	—%	N/A	-
Valley Crossing	Hickory-Lenoir-Morganton, NC	7/27/22	20,700	191,431	98.8%	$9.63	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet
Briggsmore Plaza - McDonald's (4)	Modesto, CA	9/23/22	1,200	2,626	100.0%	N/A	-
Parkway Plaza - Biscuitville (4)	Winston-Salem, NC	9/30/22	1,800	2,863	100.0%	N/A	-
			$29,100	256,920

Three Months Ended December 31, 2022
Fashion Corners	Saginaw, MI	10/11/22	$21,150	184,735	100.0%	$11.05	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools
Freeport Plaza	Freeport, IL	10/14/22	6,175	87,846	86.9%	7.36	Cub Foods (United Natural Foods Inc.)
Macon Plaza	Franklin, NC	10/18/22	6,300	92,583	75.6%	18.09	Food Lion (Ahold Delhaize)
Campus Village Shoppes	Washington-Arlington-Alexandria, DC-VA-MD-WV	10/21/22	30,000	25,528	86.8%	37.17	-
Park Hills Plaza - Excluding Outparcels (4)	Altoona, PA	10/28/22	17,800	238,829	85.9%	7.81	Weis Markets, Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
Magnolia Plaza	Hickory-Lenoir-Morganton, NC	11/28/22	8,350	93,553	86.8%	8.44	Big Lots, Harbor Freight Tools

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 20

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Spencer Square - Chick Fil A (4)	Houston-The Woodlands-Sugar Land, TX	11/29/22	4,625	5,000	100.0%	N/A	-
Crossroads - Excluding Outparcel (4)	Charlotte-Concord-Gastonia, NC-SC	12/2/22	18,400	117,224	99.3%	13.62	Big Lots, Burkes Outlet
			$112,800	845,298

	TOTAL - TWELVE MONTHS ENDED DECEMBER 31, 2022		$287,366	2,799,038

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 21

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2022
1	Springdale	Mobile, AL	Remerchandise former Michaels with a 9K SF Five Below and additional retailers
2	Stratford Square	Bridgeport-Stamford-Norwalk, CT	Combine former Mattress Firm and Payless for a 10K SF Five Below
3	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and additional retailers
4	Surrey Square Mall	Cincinnati, OH-KY-IN	Reconfigure and remerchandise former Marshalls with a 20K SF Advance Auto Parts and a 12K SF Rainbow Shops (expanding from existing adjacent location)

In Process Projects
5	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
6	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former grocer with a 22K SF ALDI, an 18K SF Old Navy, and a 15K SF Boot Barn
7	Downtown Publix	Port St. Lucie, FL	Expansion of existing Revive Wellness to 14K SF
8	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA	Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
9	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and remerchandise former Savers with a 26K SF The Fresh Market
10	Columbus Center	Columbus, IN	Remerchandise former Big Lots with a 21K SF Burlington Stores and a 4K SF Bath & Body Works
11	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and a 22K SF Tractor Supply Co.
12	Maple Village	Ann Arbor, MI	Remerchandise former Stein Mart with a 25K SF Burlington Stores and a 4K SF America's Best Contacts & Eyeglasses
13	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 15K SF Aaron's and additional retailers
14	Rio Grande Plaza	Ocean City, NJ	Remerchandise former Peebles with a 20K SF Burlington Stores and a 10K SF Skechers
15	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Relocation of existing H&R Block to accommodate the combination of several small shop spaces for a 10K SF pOpshelf
16	Brentwood Plaza	Cincinnati, OH-KY-IN	Combine several small shop spaces for a 15K SF Ace Hardware
17	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Marshalls with a 44K SF specialty grocer and additional retailers
18	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Staples with an 11K SF Ulta and a 10K SF Five Below

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	18	$56,200	$16,650	7% - 14%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 22

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During the Three Months Ended December 31, 2022
1	Aurora Plaza	Denver-Aurora-Lakewood, CO	Combine former iGen and Techno Rescue for a 48K SF Chuze Fitness
2	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Remerchandise former Best Buy with a 41K SF grocer and a 5K SF My Salon Suites
3	Parkway Plaza	New York-Newark-Jersey City, NY-NJ-PA	Combine former Minado Restaurant and Stew Leonard's Wine & Spirits for a 21K SF ALDI
4	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 43K SF grocer and a 14K SF Five Below

Projects Stabilized During the Nine Months Ended September 30, 2022
5	Springdale - Phase III	Mobile, AL	Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch Fitness, and a 14K SF Fresenius Medical Care
6	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI	Combine several small shop spaces for a 14K SF La-Z-Boy Furniture
7	Hamilton Plaza	Trenton-Princeton, NJ	Remerchandise former Kmart with a 21K SF Grocery Outlet, a 16K SF Rothman Orthopaedic Institute, a 10K SF Dollar Tree, and additional retailers
8	Cayuga Mall	Ithaca, NY	Remerchandise former Rite Aid and Party City with a 22K SF ALDI, an 18K SF medical use and additional small shop space
9	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens
10	Garner Towne Square	Raleigh-Cary, NC	Remerchandise former grocer with a 30K SF Lidl, a 15K SF Harbor Freight Tools, and a 3K SF Eggs Up Grill
11	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate a 19K SF Sierra Trading Post and additional retailers
12	Preston Ridge	Dallas-Fort Worth-Arlington, TX	Combine former Tuesday Morning and adjacent small shop space for a 14K SF pOpshelf

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	12	$61,350	8%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 23

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended December 31, 2022
1	Normandy Square	Jacksonville, FL	Construction of a 1K SF The Human Bean	Sep-23	$50	$—	76%
2	Eastlake Plaza - Project I	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Tropical Smoothie Café	Mar-24	750	100	14%
3	Eastlake Plaza - Project II	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Scooter's Coffee	Jun-24	100	50	47%

	In Process Projects
4	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Mar-23	750	700	16%
5	Cobblestone Village	Jacksonville, FL	Construction of a 4K SF Whataburger	Jun-23	1,750	1,750	7%
6	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, a 5K SF multi-tenant building and a 2K SF drive thru	Jun-23	6,000	4,800	8%
7	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Jun-23	50	50	83%
8	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Construction of a 13K SF Take 5 Oil Change	Jun-23	100	50	33%
9	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,750	4,050	9%
10	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Handel's Homemade Ice Cream and additional retailers	Dec-23	2,900	2,600	7%
11	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Dec-23	1,050	450	4%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$18,250	$14,600	9%
				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended December 31, 2022
1	Marketplace at Wycliffe (3)	Miami-Fort Lauderdale-Pompano Beach, FL	Construction of a 2K SF KFC	Dec-22		$250	44%
2	Northside	Dalton, GA	Construction of a 5K SF Chick-fil-A	Dec-22		100	112%
3	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Dec-22		2,850	9%
4	Westgate Plaza	Springfield, MA	Construction of a 20K SF ALDI and a 2K SF Popeyes	Dec-22		2,500	9%
	Projects Stabilized During The Nine Months Ended September 30, 2022
5	The Commons at Wolfcreek - Project II	Memphis, TN-MS-AR	Construction of a 2K SF Whataburger	Jun-22		300	62%
6	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Sep-22		500	11%
7	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Crumbl Cookies	Sep-22		3,100	14%
8	Bethel Park Shopping Center	Pittsburgh, PA	Construction of a 2K SF Popeyes	Sep-22		500	16%
9	Highland Village Town Center	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF HTeaO	Sep-22		600	14%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$10,700	14%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(3) Net project costs exclude $0.6 million of project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 24

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
1	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Mar-23	$6,300	$2,800	9%
2	Village at Mira Mesa - Phase II (2)	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Sep-23	12,600	12,400	7%
3	Gateway Plaza - Vallejo	Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandising small shop space; and shopping center upgrades including façade renovations	53	Sep-23	6,000	2,750	9%
4	Shops at Palm Lakes	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage and landscaping and new signage and lighting	27	Sep-23	31,150	25,550	8%
5	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Sep-23	11,500	9,650	10%
6	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores, a 19K SF Sierra Trading Post, a 20K SF Joann Stores, and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Sep-23	9,000	4,100	10%
7	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite and a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-23	10,750	8,550	9%
8	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Livoti's Old World Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements and pylon sign upgrades	31	Dec-23	14,600	6,650	9%
9	Hillcrest Market Place	Spartanburg, SC	Redevelopment of former Stein Mart with a 25K SF Ross Dress for Less (relocated and rightsized within center) and an 11K SF Five Below; combine former Ross Dress for Less and Office Depot to accommodate a 55K SF Hobby Lobby and additional retail space; remerchandise existing outparcel buildings; construction of multiple outparcel buildings; and shopping center upgrades including landscaping and signage enhancements	38	Dec-23	9,700	5,650	7%
10	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-23	2,150	1,300	15%
11	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with additional junior anchors; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and a 25K SF buybuy Baby; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-24	14,700	6,600	9%
12	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24	7,900	2,550	14%
13	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sport & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Jun-24	41,300	26,100	8%
14	The Village at Mableton	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of former Kmart with a 28K SF Burlington Stores, a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, a 10K SF Five Below, and additional retailers; Construction of a 1K SF outparcel building with drive-thru; shopping center upgrades including façade renovations and landscaping and signage enhancements	24	Jun-24	16,250	7,000	9%
15	Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including an 18K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, an 8K SF Pet Supplies Plus, a 7K SF My Salon Suites, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,400	10,700	7%
16	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Sep-24	7,150	3,850	8%
17	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer and additional retailers; and shopping center upgrades including the addition of patio areas, façade renovations and parking enhancements	27	Dec-24	11,200	5,300	9%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 25

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
18	Preston Park Village		Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Jun-25	27,800	7,850	8%
19	Wynnewood Village - Phase IV (4)		Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Jun-25	5,950	1,800	14%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$268,400	$151,150	9%

					Property	Stabilization		Net Project	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended December 31, 2022
1	Venice Village (6)		North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements and sustainable features including LED lighting	18	Dec-22		$8,650	11%
2	Speedway Super Center - Phase II		Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize of existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking and lighting enhancements	66	Dec-22		8,350	11%
3	Old Bridge Gateway		New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 39K SF grocer; lease-up of additional small shop space; and shopping center upgrades, including façade renovations, landscaping and parking reconfiguration	23	Dec-22		10,850	8%
4	Jester Village		Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness tenant and additional retailers; and shopping center upgrades including façade and parking renovations	5	Dec-22		9,400	10%
	Projects Stabilized During The Nine Months Ended September 30, 2022
5	Stewart Plaza	1	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize of existing Burlington Stores to 65K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking and pylon sign enhancements	13	Mar-22		15,150	10%
6	Tinley Park Plaza - Phase I (7)	1	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF Amazon Fresh, a 25K SF Burlington Stores, and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking renovations, and new pylon signs, landscaping and irrigation	22	Jun-22		17,050	15%
7	Wynnewood Village - Phase III		Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22		8,000	7%
8	Fox Run		Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of former Kmart and Peebles with a 38K SF Big Lots, a 19K SF Planet Fitness, an 18K SF additional junior anchor, a 10K SF Ulta, a 9K SF Five Below, and additional retailers; construction of two stand-alone outparcel buildings and one multi-tenant building; and shopping center upgrades including new pylon signage, landscaping and parking enhancements	30	Sep-22		21,350	8%
9	Braes Heights	1	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; and shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-22		8,400	8%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$107,200	10%
(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $1.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(6) Net project costs exclude $2.9M of project specific credits (lease termination fees or other ancillary credits).
(7) NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not be received until after the expected stabilization date.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 26

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family
4	Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center including potential residential component
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create entertainment / restaurant destination
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center with multiple retailers, restaurants, and potential multi-family component
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
3	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of shopping center, remerchandise with multiple retailers and a new anchor tenant
4	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Redevelopment of existing anchor space for multiple retailers, densification of site
5	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center
6	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
8	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
9	Mableton Walk (1)	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and reposition of existing center with new anchor prototype
10	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
11	Northside	Dalton, GA	Reposition of former anchor which may include site densification with addition of outparcel pad development
12	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space for potential residential component
13	North Riverside Plaza (1)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and reposition of rear portion of shopping center
14	Tinley Park Plaza - Phase II	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
15	London Marketplace (1)	London, KY	Redevelopment and expansion of existing anchor space
16	Delta Center	Lansing-East Lansing, MI	Redevelopment of existing anchor space for multiple retailers
17	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
18	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
19	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel and peripheral façade renovation
20	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
21	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
22	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 27

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

23	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
24	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
25	Festival Center (1)	Charleston-North Charleston, SC	Redevelopment of shopping center, potential mixed-use component
26	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
27	Baytown Shopping Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
28	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
29	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
30	Maplewood	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
31	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
32	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center

(1) Indicates project added to the pipeline during the three months ended December 31, 2022.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2022.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 28

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended December 31, 2022

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		12/31/22	9/30/22	6/30/22	3/31/22	12/31/21

Number of properties		373	378	379	380	382
GLA		65,990,997	66,851,369	67,107,846	67,203,965	67,452,927
Percent billed		90.2%	89.6%	89.0%	88.6%	88.7%
Percent leased		93.8%	93.3%	92.5%	92.1%	92.0%
TOTAL ≥ 10,000 SF		95.9%	95.4%	94.8%	94.4%	94.4%
TOTAL < 10,000 SF		89.2%	88.8%	87.7%	87.0%	86.7%
ABR		$944,490	$940,869	$929,793	$910,758	$900,623
ABR PSF		$16.19	$16.02	$15.90	$15.64	$15.42

PORTFOLIO BY UNIT SIZE AS OF 12/31/22
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	420	23,857,818	36.1%	94.8%	96.0%	$223,991	23.7%	$11.05
20,000 - 34,999 SF	493	12,852,347	19.5%	91.9%	96.7%	145,043	15.4%	11.78
10,000 - 19,999 SF	617	8,419,454	12.8%	89.5%	94.4%	118,199	12.5%	15.23
5,000 - 9,999 SF	1,110	7,657,600	11.6%	85.2%	91.2%	134,374	14.2%	19.97
< 5,000 SF	6,189	13,203,778	20.0%	83.6%	88.1%	322,883	34.2%	28.67
TOTAL	8,829	65,990,997	100.0%	90.2%	93.8%	$944,490	100.0%	$16.19

TOTAL ≥ 10,000 SF	1,530	45,129,619	68.4%	93.0%	95.9%	$487,233	51.6%	$12.07
TOTAL < 10,000 SF	7,299	20,861,378	31.6%	84.2%	89.2%	457,257	48.4%	25.42

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 30

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$308,489	33%
Grocery / Pharmacy	144,041	15%
General Merchandise (Discount / Dollar)	31,636	3%
Medical (essential)	26,833	3%
Pet	26,565	3%
Financial services	25,597	3%
Home improvement	16,269	2%
Mail / Shipping and Other services	15,676	2%
Other Essential	11,491	1%
Auto	10,381	1%

OTHER	$636,001	67%
Restaurants	146,319	15%
Other Personal Services	68,517	7%
Off-Price Apparel	61,358	6%
Fitness / Sports	52,165	6%
Value Apparel, Shoes, Accessories	46,532	5%
Home Décor	44,289	5%
General Merchandise (Department, Gift, etc.)	40,011	4%
Other Retail	39,164	4%
Health & Beauty	28,471	3%
Other Medical	27,951	3%
Electronics & Appliance	26,362	3%
Entertainment	21,003	2%
Hobby & Crafts	16,881	2%
Liquor	8,851	1%
Other Professional Services	8,127	1%

TOTAL	$944,490	100%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 31

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	87	2,595,054	3.9%	$31,808	3.4%	$12.26
2	The Kroger Co. (3)	44	2,993,862	4.5%	22,648	2.4%	7.56
3	Burlington Stores, Inc.	36	1,567,993	2.4%	17,989	1.9%	11.47
4	Dollar Tree Stores, Inc. (4)	121	1,405,068	2.1%	15,945	1.7%	11.35
5	Publix Super Markets, Inc.	31	1,431,891	2.2%	14,552	1.5%	10.16
6	Ross Stores, Inc (5)	39	1,017,273	1.5%	12,850	1.4%	12.63
7	L.A Fitness International, LLC (6)	14	566,362	0.9%	10,994	1.2%	19.41
8	Ahold Delhaize (7)	18	981,884	1.5%	10,676	1.1%	10.87
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	15	567,970	0.9%	9,930	1.1%	17.48
10	Albertson's Companies, Inc (8)	14	750,202	1.1%	9,638	1.0%	12.85

		419	13,877,559	21.0%	157,030	16.7%	11.32

11	PetSmart, Inc.	27	594,706	0.9%	9,483	1.0%	15.95
12	Kohl's Corporation	14	1,095,329	1.7%	8,896	0.9%	8.12
13	Five Below, Inc.	49	445,679	0.7%	8,666	0.9%	19.44
14	Ulta Beauty, Inc.	32	356,831	0.5%	8,346	0.9%	23.39
15	PETCO Animal Supplies, Inc.	34	463,715	0.7%	8,080	0.9%	17.42
16	Big Lots, Inc.	32	1,035,469	1.6%	7,845	0.8%	7.58
17	Party City Holdco Inc.	28	410,595	0.6%	6,293	0.7%	15.33
18	The Michaels Companies, Inc.	21	472,884	0.7%	6,169	0.7%	13.05
19	Staples, Inc.	21	442,469	0.7%	5,373	0.6%	12.14
20	Bed Bath & Beyond, Inc. (9)	19	479,461	0.7%	5,324	0.6%	11.10

		696	19,674,697	29.8%	231,505	24.7%	11.77

21	Best Buy Co., Inc.	11	413,875	0.6%	5,191	0.5%	12.54
22	Office Depot, Inc. (10)	20	432,564	0.7%	5,100	0.5%	11.79
23	CVS Health	15	222,799	0.3%	5,005	0.5%	22.46
24	JOANN Stores, Inc.	20	416,707	0.6%	4,979	0.5%	11.95
25	JP Morgan Chase & Co.	27	98,918	0.1%	4,856	0.5%	49.09
26	DICK's Sporting Goods, Inc. (11)	12	413,069	0.6%	4,610	0.5%	11.16
27	At Home Stores LLC	7	629,922	1.0%	4,549	0.5%	7.22
28	Gap, Inc. (12)	14	233,319	0.4%	4,540	0.5%	19.46
29	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,318	0.5%	7.14
30	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.4%	9.64
31	Wal-Mart Stores, Inc. (13)	10	983,458	1.5%	3,994	0.4%	4.06
32	Sally Beauty Holdings, Inc. (14)	81	155,612	0.2%	3,707	0.4%	23.82
33	AMC Entertainment	4	200,955	0.3%	3,704	0.4%	18.43
34	Bank of America, NA	25	87,063	0.1%	3,635	0.4%	41.75
35	Designer Brands Inc. (DSW)	12	232,077	0.4%	3,628	0.4%	15.63
36	Harbor Freight Tools	19	325,381	0.5%	3,582	0.4%	11.01
37	Barnes & Noble, Inc.	9	203,748	0.3%	3,402	0.4%	16.70
38	Wakefern Food Corporation (15)	4	230,254	0.3%	3,348	0.4%	14.54
39	Franchise Group, Inc. (16)	23	266,128	0.4%	3,315	0.4%	12.46
40	National Vision, Inc. (17)	32	116,401	0.2%	3,313	0.4%	28.46

	TOTAL TOP 40 RETAILERS	1,057	26,370,547	39.8%	$314,417	33.6%	$11.92

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(7) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-2, Stop & Shop-1, Bottom Dollar Food-1,				(12) Includes Old Navy-12 and Gap Factory-2.
all franchise locations.		Hannaford-1 and Tops Market-1.				(13) Includes Supercenters-9 and Walmart Neighborhood Market-1.
(2) Includes T.J. Maxx-33, Marshalls-32, HomeGoods-17, Sierra Trading Post-4 and HomeSense-1.		(8) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, Randalls-1,				(14) Includes Sally Beauty-69, Cosmoprof-11 and Macon Beauty Systems-1.
(3) Includes Kroger-32, King Soopers-3, Ralphs-3, Dillons-2, Harris Teeter-1,		Shop & Save Market-1 and Star Market-1.				(15) Includes ShopRite-3 and PriceRite-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-12, buybuy Baby-3,				(16) Includes Pet Supplies Plus-10, The Vitamin Shoppe-6, American Freight-5,
(4) Includes Dollar Tree-108, Family Dollar-12 and Deal$-1.		Harmon Face Values-2 and Cost Plus World Market(sublease)-2.				Badcock Home Furniture-1 and Buddy's Home Furnishings-1.
(5) Includes Ross Dress for Less-38 and dd's Discounts-1.		(10) Includes Office Depot-10 and OfficeMax-10.				(17) Includes America's Best Contacts & Eyeglasses-30 and Eyeglass World-2.
(6) Includes LA Fitness-7, Esporta Fitness-6 and City Sports Club-1.		(11) Includes DICK'S Sporting Goods Warehouse Sale-5, Golf Galaxy-4 and DICK'S Sporting Goods-3.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 32

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 12/31/22	380	2,589,069	$41,283	$15.95	$4.66	$2.46	7.1	270	1,918,639	$15.30	$13.33	14.8%
Three months ended 9/30/22	417	2,791,073	47,703	17.09	4.91	1.62	6.2	319	2,275,773	16.17	14.58	10.9%
Three months ended 6/30/22	443	2,885,438	49,312	17.09	4.59	2.15	6.5	331	2,297,341	16.38	14.56	12.5%
Three months ended 3/31/22	374	2,307,147	35,869	15.55	4.68	1.99	6.4	271	1,775,717	14.63	12.93	13.1%
TOTAL - TWELVE MONTHS ENDED 12/31/22	1,614	10,572,727	$174,167	$16.47	$4.71	$2.05	6.6	1,191	8,267,470	$15.70	$13.93	12.7%

	NEW & RENEWAL LEASES ONLY
Three months ended 12/31/22	335	1,994,542	$33,341	$16.72	$6.05	$3.19	7.8	225	1,324,112	$16.18	$13.68	18.3%
Three months ended 9/30/22	360	1,748,497	33,678	19.26	7.83	2.59	6.9	262	1,233,197	18.46	16.16	14.2%
Three months ended 6/30/22	387	1,962,044	36,865	18.79	6.75	3.16	7.2	275	1,373,947	18.33	16.00	14.6%
Three months ended 3/31/22	321	1,390,152	26,046	18.74	7.77	3.31	7.4	218	858,722	18.81	15.93	18.1%
TOTAL - TWELVE MONTHS ENDED 12/31/22	1,403	7,095,235	$129,930	$18.31	$7.02	$3.06	7.3	980	4,789,978	$17.85	$15.39	16.0%

NEW LEASES
Three months ended 12/31/22	152	944,792	$17,203	$18.21	$10.55	$6.69	9.6	47	306,747	$18.90	$13.14	43.8%
Three months ended 9/30/22	146	661,587	14,027	21.20	17.80	6.72	9.3	49	151,440	21.24	16.07	32.2%
Three months ended 6/30/22	166	870,194	17,160	19.72	12.68	6.99	9.1	56	291,223	19.75	14.71	34.3%
Three months ended 3/31/22	149	779,954	13,754	17.63	12.46	5.82	9.0	51	285,463	16.28	11.98	35.9%
TOTAL - TWELVE MONTHS ENDED 12/31/22	613	3,256,527	$62,144	$19.08	$13.05	$6.57	9.3	203	1,034,873	$18.76	$13.69	37.0%

RENEWAL LEASES
Three months ended 12/31/22	183	1,049,750	$16,138	$15.37	$2.01	$0.04	6.2	178	1,017,365	$15.35	$13.84	10.9%
Three months ended 9/30/22	214	1,086,910	19,651	18.08	1.76	0.08	5.4	213	1,081,757	18.07	16.17	11.8%
Three months ended 6/30/22	221	1,091,850	19,705	18.05	2.03	0.10	5.6	219	1,082,724	17.95	16.35	9.8%
Three months ended 3/31/22	172	610,198	12,292	20.14	1.78	0.10	5.3	167	573,259	20.07	17.90	12.1%
TOTAL - TWELVE MONTHS ENDED 12/31/22	790	3,838,708	$67,786	$17.66	$1.91	$0.08	5.7	777	3,755,105	$17.61	$15.85	11.1%

OPTION LEASES
Three months ended 12/31/22	45	594,527	$7,942	$13.36	$—	$—	4.8	45	594,527	$13.36	$12.54	6.5%
Three months ended 9/30/22	57	1,042,576	14,025	13.45	—	—	5.2	57	1,042,576	13.45	12.71	5.8%
Three months ended 6/30/22	56	923,394	12,447	13.48	—	—	5.0	56	923,394	13.48	12.41	8.6%
Three months ended 3/31/22	53	916,995	9,823	10.71	—	—	5.0	53	916,995	10.71	10.12	5.8%
TOTAL - TWELVE MONTHS ENDED 12/31/22	211	3,477,492	$44,237	$12.72	$—	$—	5.0	211	3,477,492	$12.72	$11.92	6.7%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 12/31/22						Twelve Months Ended 12/31/22
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	16%	1,656,047	64%	42%	$10.59	14.0%	15%	6,811,937	64%	44%	$11.37	11.3%
New & Renewal Leases Only	13%	1,140,330	57%	34%	10.05	22.6%	11%	3,796,335	54%	34%	11.76	18.1%
New Leases	14%	522,493	55%	39%	13.00	51.3%	12%	1,720,888	53%	38%	13.56	50.8%
Renewal Leases	11%	617,837	59%	29%	7.56	11.5%	10%	2,075,447	54%	31%	10.28	9.7%
Option Leases	40%	515,717	87%	77%	11.79	5.8%	43%	3,015,602	87%	74%	10.88	6.1%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	84%	933,022	36%	58%	$25.45	15.5%	85%	3,760,790	36%	56%	$25.72	13.9%
New & Renewal Leases Only	87%	854,212	43%	66%	25.61	16.4%	89%	3,298,900	46%	66%	25.85	15.1%
New Leases	86%	422,299	45%	61%	24.65	39.3%	88%	1,535,639	47%	62%	25.28	29.9%
Renewal Leases	89%	431,913	41%	71%	26.55	10.7%	90%	1,763,261	46%	69%	26.35	11.6%
Option Leases	60%	78,810	13%	23%	23.64	8.9%	57%	461,890	13%	26%	24.76	8.6%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 33

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	12/31/22	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21
NEW LEASES
Weighted average over lease term:
Base rent	$20.40	$19.48	$22.77	$20.96	$18.87	$21.65
Tenant improvements and allowances	(1.59)	(1.16)	(2.15)	(1.57)	(1.65)	(1.36)
Third party leasing commissions	(0.69)	(0.69)	(0.71)	(0.71)	(0.63)	(0.68)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	18.12	17.63	19.91	18.68	16.59	19.61
Tenant specific landlord work (1)	(1.85)	(2.10)	(1.93)	(1.77)	(1.57)	(1.02)
NET EFFECTIVE RENT	$16.27	$15.53	$17.98	$16.91	$15.02	$18.59
Net effective rent before tenant specific landlord work /
base rent	89%	91%	87%	89%	88%	91%
Net effective rent / base rent	80%	80%	79%	81%	80%	86%
Weighted average term (years)	9.3	9.6	9.3	9.1	9.0	10.0

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	35%	38%	27%	43%	31%	44%
< 10,000 SF	65%	62%	73%	57%	69%	56%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 12/31/22:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	73	1,760,956	$24,696	$14.02
< 10,000 SF	341	1,100,542	29,977	27.24
TOTAL	414	2,861,498	$54,673	$19.11

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2023	2024	2025+	Total
Projected Lease Commencements	$41,674	$11,224	$1,775	$54,673

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 430 basis points of total portfolio GLA ($54.7M in ABR), 70 basis points ($9.1M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 34

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	286	795,878	1.3%	1.3%	$15.46	$15.46	15	224,799	0.5%	0.4%	$9.55	$9.55	271	571,079	3.1%	2.2%	$17.78	$17.78
2023	1,040	5,349,850	8.6%	8.0%	14.17	14.17	115	2,988,661	6.9%	5.4%	8.86	8.86	925	2,361,189	12.7%	10.8%	20.89	20.89
2024	1,156	8,095,888	13.1%	12.3%	14.35	14.46	173	5,527,899	12.8%	11.7%	10.27	10.28	983	2,567,989	13.8%	13.0%	23.13	23.45
2025	1,046	7,789,912	12.6%	12.1%	14.70	14.90	185	5,442,859	12.6%	12.2%	10.94	10.96	861	2,347,053	12.6%	12.0%	23.41	24.03
2026	917	7,202,285	11.6%	11.6%	15.26	15.66	170	5,076,867	11.7%	11.5%	11.02	11.09	747	2,125,418	11.4%	11.8%	25.38	26.58
2027	999	8,364,079	13.5%	13.5%	15.27	15.86	193	5,983,648	13.8%	14.0%	11.42	11.58	806	2,380,431	12.8%	13.0%	24.93	26.61
2028	614	5,297,992	8.6%	8.7%	15.44	16.83	129	3,838,473	8.9%	9.1%	11.56	12.23	485	1,459,519	7.8%	8.2%	25.67	28.93
2029	401	4,112,264	6.6%	6.6%	15.10	16.68	107	3,149,897	7.3%	7.6%	11.75	12.72	294	962,367	5.2%	5.5%	26.07	29.65
2030	313	2,985,609	4.8%	4.9%	15.63	17.35	71	2,163,846	5.0%	5.0%	11.25	12.03	242	821,763	4.4%	4.9%	27.17	31.34
2031	271	2,619,116	4.2%	4.5%	16.12	18.30	67	1,897,342	4.4%	4.9%	12.66	13.97	204	721,774	3.9%	4.0%	25.23	29.69
2032	368	3,132,994	5.1%	5.8%	17.34	19.58	71	2,175,970	5.0%	5.5%	12.18	13.20	297	957,024	5.1%	6.1%	29.05	34.10
2033+	521	6,152,271	10.0%	10.7%	16.41	19.26	162	4,811,373	11.1%	12.7%	12.82	14.66	359	1,340,898	7.2%	8.5%	29.26	35.78

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	286	795,878	1.3%	1.3%	$15.46	$15.46	15	224,799	0.5%	0.4%	$9.55	$9.55	271	571,079	3.1%	2.2%	$17.78	$17.78
2023	876	3,520,223	5.7%	5.6%	14.94	14.94	65	1,526,183	3.5%	2.5%	7.92	7.92	811	1,994,040	10.7%	8.9%	20.31	20.31
2024	809	2,976,772	4.8%	5.6%	17.72	17.96	49	1,196,819	2.8%	2.6%	10.57	10.61	760	1,779,953	9.6%	8.8%	22.52	22.89
2025	685	2,518,338	4.1%	4.9%	18.56	19.04	47	999,622	2.3%	2.3%	11.07	11.11	638	1,518,716	8.2%	7.8%	23.49	24.26
2026	561	2,255,091	3.6%	4.5%	18.67	19.61	42	940,401	2.2%	2.0%	10.48	10.71	519	1,314,690	7.1%	7.1%	24.52	25.98
2027	623	2,648,899	4.3%	5.5%	19.65	21.08	55	1,188,645	2.7%	3.0%	12.42	12.93	568	1,460,254	7.8%	8.2%	25.54	27.72
2028	417	1,838,559	3.0%	3.8%	19.42	21.78	37	805,245	1.9%	2.0%	12.24	13.19	380	1,033,314	5.6%	5.7%	25.01	28.47
2029	312	1,498,621	2.4%	3.0%	18.76	21.07	31	671,995	1.6%	1.6%	11.60	12.89	281	826,626	4.4%	4.4%	24.58	27.72
2030	286	1,758,027	2.8%	3.1%	16.76	18.75	38	998,463	2.3%	2.3%	10.98	11.86	248	759,564	4.1%	4.0%	24.35	27.80
2031	272	1,764,690	2.9%	3.1%	16.71	19.06	37	1,059,615	2.4%	2.4%	11.23	12.29	235	705,075	3.8%	3.8%	24.95	29.25
2032	306	2,132,226	3.4%	4.0%	17.80	20.05	56	1,333,338	3.1%	3.5%	12.66	13.80	250	798,888	4.3%	4.6%	26.39	30.48
2033+	2,499	38,190,814	61.7%	55.6%	13.75	17.76	986	32,336,509	74.7%	75.4%	11.36	14.51	1,513	5,854,305	31.3%	34.5%	26.99	35.71

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 12/31/22				80.3%	85.2%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 35

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2022 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		257	44,838,354	89.6%	93.3%	$667,862	$16.90	68.9%	67.9%	70.7%
	CBSAs Ranked 51 - 100 by Population		44	8,072,182	90.8%	94.0%	99,916	13.93	11.8%	12.3%	10.6%
	Other CBSAs		72	13,080,461	91.9%	95.3%	176,712	15.18	19.3%	19.8%	18.7%

	TOTAL		373	65,990,997	90.2%	93.8%	$944,490	$16.19	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,204,773	88.4%	96.0%	$67,879	$22.52	6.9%	4.9%	7.2%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	22	4,004,773	89.7%	95.0%	67,760	20.55	5.8%	6.1%	7.2%
3	Chicago-Naperville-Elgin, IL-IN-WI	3	17	4,322,356	84.6%	86.8%	53,124	14.70	4.5%	6.5%	5.7%
4	Houston-The Woodlands-Sugar Land, TX	5	30	3,998,649	90.8%	93.1%	52,262	14.46	7.9%	6.1%	5.5%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,601,248	87.4%	90.2%	44,890	19.31	3.5%	3.9%	4.8%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,888,045	95.1%	98.2%	42,078	24.63	2.9%	2.9%	4.5%
7	Atlanta-Sandy Springs-Alpharetta, GA	8	23	3,315,917	87.8%	94.2%	40,446	13.37	6.1%	5.0%	4.3%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,778,193	93.4%	96.0%	26,848	16.37	2.9%	2.7%	2.8%
9	Cincinnati, OH-KY-IN	30	7	1,864,136	90.6%	97.0%	25,160	17.71	1.9%	2.8%	2.7%
10	Miami-Fort Lauderdale-Pompano Beach, FL	9	9	1,486,123	87.7%	90.7%	21,837	16.67	2.4%	2.3%	2.3%
	10 Largest CBSAs by ABR	—	169	28,464,213	89.1%	93.3%	442,284	17.71	44.8%	43.2%	47.0%

11	Naples-Marco Island, FL	142	5	1,068,511	96.4%	99.0%	20,092	19.30	1.3%	1.6%	2.1%
12	Denver-Aurora-Lakewood, CO	19	6	1,317,998	94.8%	97.7%	18,370	15.33	1.6%	2.0%	1.9%
13	Orlando-Kissimmee-Sanford, FL	23	5	808,446	89.1%	94.9%	17,692	23.25	1.3%	1.2%	1.9%
14	Detroit-Warren-Dearborn, MI	14	8	1,458,471	90.1%	92.3%	16,425	13.25	2.1%	2.2%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	17	3	655,343	97.4%	100.0%	16,337	25.46	0.8%	1.0%	1.7%
16	Charlotte-Concord-Gastonia, NC-SC	22	5	1,311,979	91.6%	96.8%	14,985	13.22	1.3%	2.0%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	87.1%	87.4%	13,761	16.08	2.1%	1.6%	1.5%
18	Ann Arbor, MI	150	3	814,826	92.4%	96.7%	12,951	16.54	0.8%	1.2%	1.4%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,994	94.7%	95.1%	11,460	29.14	0.5%	0.8%	1.2%
20	Vallejo, CA	123	1	519,324	91.5%	99.6%	11,087	21.61	0.3%	0.8%	1.2%
	20 Largest CBSAs by ABR	—	215	38,012,831	89.9%	93.8%	595,444	17.76	56.9%	57.6%	63.2%

21	Binghamton, NY	197	4	751,572	90.4%	94.6%	10,485	14.74	1.1%	1.1%	1.1%
22	North Port-Sarasota-Bradenton, FL	69	5	734,750	94.4%	98.1%	10,366	14.47	1.3%	1.1%	1.1%
23	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	98.4%	98.4%	10,173	12.95	1.1%	1.2%	1.1%
24	Allentown-Bethlehem-Easton, PA-NJ	71	3	829,432	95.8%	96.9%	10,025	13.75	0.8%	1.3%	1.1%
25	Port St. Lucie, FL	113	5	688,059	90.4%	92.7%	9,904	15.64	1.3%	1.0%	1.0%
26	Riverside-San Bernardino-Ontario, CA	12	4	501,668	93.2%	98.1%	9,771	22.72	1.1%	0.8%	1.0%
27	Memphis, TN-MS-AR	44	1	649,252	93.5%	93.8%	9,762	17.06	0.3%	1.0%	1.0%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 36

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Boston-Cambridge-Newton, MA-NH	11	6	723,339	89.5%	93.4%	9,346	13.83	1.6%	1.1%	1.0%
29	Cleveland-Elyria, OH	35	3	795,777	83.4%	84.0%	8,888	13.39	0.8%	1.2%	0.9%
30	Jacksonville, FL	40	3	695,151	93.7%	98.3%	8,159	12.39	0.8%	1.1%	0.9%
31	Indianapolis-Carmel-Anderson, IN	33	2	722,546	93.0%	95.1%	8,155	12.03	0.5%	1.1%	0.9%
32	Louisville/Jefferson County, KY-IN	46	4	700,179	90.2%	93.7%	7,745	12.13	1.1%	1.1%	0.8%
33	Hartford-East Hartford-Middletown, CT	49	3	584,167	74.1%	82.0%	7,725	16.13	0.8%	0.9%	0.8%
34	Worcester, MA-CT	59	3	515,320	85.4%	97.1%	6,703	15.97	0.8%	0.8%	0.7%
35	Norwich-New London, CT	186	2	440,313	90.9%	92.7%	6,614	16.57	0.5%	0.7%	0.7%
36	New Haven-Milford, CT	70	4	488,290	85.0%	92.6%	6,551	14.48	1.1%	0.7%	0.7%
37	Milwaukee-Waukesha, WI	41	4	566,588	86.3%	92.0%	6,287	12.07	1.1%	0.9%	0.7%
38	Scranton--Wilkes-Barre, PA	103	2	618,795	95.6%	99.1%	6,254	23.25	0.5%	0.9%	0.7%
39	Greensboro-High Point, NC	79	1	407,244	99.4%	99.7%	6,081	14.98	0.3%	0.6%	0.6%
40	Wilmington, NC	170	2	379,107	97.5%	98.1%	5,832	15.85	0.5%	0.6%	0.6%
41	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	100.0%	100.0%	5,823	14.81	0.8%	0.6%	0.6%
42	College Station-Bryan, TX	185	3	433,728	93.5%	95.6%	5,663	16.44	0.8%	0.7%	0.6%
43	Oxnard-Thousand Oaks-Ventura, CA	73	2	319,844	84.1%	96.6%	5,649	18.95	0.5%	0.5%	0.6%
44	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,451	90.3%	91.7%	5,372	14.52	0.5%	0.6%	0.6%
45	Spartanburg, SC	157	1	369,759	73.9%	94.3%	4,873	14.55	0.3%	0.6%	0.5%
46	Dayton-Kettering, OH	75	1	333,998	97.4%	99.4%	4,722	14.85	0.3%	0.5%	0.5%
47	Mobile, AL	126	1	410,401	82.9%	85.8%	4,369	12.70	0.3%	0.6%	0.5%
48	Manchester-Nashua, NH	131	2	234,250	95.4%	98.2%	4,338	20.28	0.5%	0.4%	0.5%
49	Panama City, FL	250	2	397,492	97.6%	98.1%	4,189	10.74	0.5%	0.6%	0.4%
50	Raleigh-Cary, NC	42	2	286,697	96.5%	97.9%	4,176	15.00	0.5%	0.4%	0.4%
	50 Largest CBSAs by ABR	—	299	54,200,641	90.2%	94.1%	809,444	16.86	79.3%	82.3%	85.8%

51	Boulder, CO	161	1	275,919	84.5%	86.9%	4,154	17.33	0.3%	0.4%	0.4%
52	Greenville-Anderson, SC	61	2	220,723	98.9%	99.4%	4,151	19.37	0.5%	0.3%	0.4%
53	Charleston-North Charleston, SC	74	2	498,871	83.6%	83.6%	4,077	9.94	0.5%	0.8%	0.4%
54	Cape Coral-Fort Myers, FL	77	1	281,394	96.6%	98.9%	4,067	14.99	0.3%	0.4%	0.4%
55	Kansas City, MO-KS	31	3	448,226	87.4%	89.5%	3,971	9.89	0.8%	0.7%	0.4%
56	Richmond, VA	45	2	229,789	91.5%	96.0%	3,700	16.77	0.5%	0.3%	0.4%
57	Bakersfield, CA	63	1	240,068	97.8%	97.8%	3,687	16.00	0.3%	0.4%	0.4%
58	Winston-Salem, NC	89	2	351,938	81.0%	86.6%	3,552	12.30	0.5%	0.5%	0.4%
59	Atlantic City-Hammonton, NJ	180	1	179,199	88.9%	96.4%	3,437	19.89	0.3%	0.3%	0.4%
60	Greenville, NC	256	1	233,153	95.5%	98.6%	3,340	14.52	0.3%	0.4%	0.4%
61	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,105	96.5%	99.8%	3,265	22.02	0.3%	0.2%	0.3%
62	Fresno, CA	56	1	255,149	83.3%	83.3%	3,264	15.35	0.3%	0.4%	0.3%
63	Hilton Head Island-Bluffton, SC	208	2	231,952	77.1%	78.9%	3,256	17.79	0.5%	0.4%	0.3%
64	Pittsfield, MA	332	1	188,444	96.4%	99.1%	2,978	15.95	0.3%	0.3%	0.3%
65	Springfield, MA	88	2	322,088	93.3%	93.3%	2,972	13.56	0.5%	0.5%	0.3%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 37

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	135	2	221,381	96.6%	96.6%	2,830	13.24	0.5%	0.3%	0.3%
67	Bridgeport-Stamford-Norwalk, CT	60	1	161,075	97.3%	100.0%	2,738	17.00	0.3%	0.2%	0.3%
68	Columbus, OH	32	2	276,504	86.4%	89.0%	2,637	11.08	0.5%	0.4%	0.3%
69	Roanoke, VA	164	2	313,340	95.2%	96.4%	2,633	10.83	0.5%	0.5%	0.3%
70	Elkhart-Goshen, IN	224	1	214,067	89.1%	94.7%	2,631	12.98	0.3%	0.3%	0.3%
71	Concord, NH	285	1	194,612	91.4%	97.4%	2,515	14.02	0.3%	0.3%	0.3%
72	Duluth, MN-WI	174	1	183,105	97.1%	97.1%	2,475	13.92	0.3%	0.3%	0.3%
73	Santa Maria-Santa Barbara, CA	124	1	166,696	85.0%	96.9%	2,207	13.66	0.3%	0.3%	0.2%
74	Flint, MI	138	1	164,632	100.0%	100.0%	2,195	13.42	0.3%	0.2%	0.2%
75	Austin-Round Rock-Georgetown, TX	26	1	170,605	96.7%	96.7%	2,184	13.23	0.3%	0.3%	0.2%
76	St. Louis, MO-IL	21	2	208,998	96.1%	96.1%	2,180	11.03	0.5%	0.3%	0.2%
77	Manhattan, KS	326	1	214,898	99.5%	99.5%	2,129	15.99	0.3%	0.3%	0.2%
78	Pittsburgh, PA	28	1	202,349	98.3%	98.3%	2,116	12.02	0.3%	0.3%	0.2%
79	Trenton-Princeton, NJ	147	1	149,993	97.3%	97.3%	2,099	14.38	0.3%	0.2%	0.2%
80	Tulsa, OK	55	1	193,276	100.0%	100.0%	2,081	10.77	0.3%	0.3%	0.2%
81	Greeneville, TN	485	1	224,139	99.3%	99.3%	2,052	9.42	0.3%	0.3%	0.2%
82	Columbus, IN	444	1	143,740	96.3%	100.0%	1,993	13.87	0.3%	0.2%	0.2%
83	Ithaca, NY	377	1	204,405	94.5%	94.5%	1,982	10.26	0.3%	0.3%	0.2%
84	Rutland, VT	537	1	223,314	90.0%	90.0%	1,934	9.63	0.3%	0.3%	0.2%
85	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	96.4%	97.6%	1,907	12.36	0.3%	0.2%	0.2%
86	Portland-South Portland, ME	104	1	287,533	95.5%	95.5%	1,875	17.65	0.3%	0.4%	0.2%
87	California-Lexington Park, MD	362	1	92,335	100.0%	100.0%	1,847	20.00	0.3%	0.1%	0.2%
88	Tucson, AZ	54	1	165,350	67.1%	79.3%	1,825	13.92	0.3%	0.3%	0.2%
89	Ocean City, NJ	412	1	136,351	68.8%	98.2%	1,778	13.27	0.3%	0.2%	0.2%
90	Palm Bay-Melbourne-Titusville, FL	97	1	126,333	86.3%	95.9%	1,768	14.59	0.3%	0.2%	0.2%
91	Toledo, OH	95	1	289,105	83.5%	83.5%	1,706	12.61	0.3%	0.4%	0.2%
92	Deltona-Daytona Beach-Ormond Beach, FL	91	1	182,054	100.0%	100.0%	1,691	9.29	0.3%	0.3%	0.2%
93	Des Moines-West Des Moines, IA	83	1	269,705	70.3%	73.9%	1,657	8.32	0.3%	0.4%	0.2%
94	London, KY	300	1	165,826	100.0%	100.0%	1,609	9.70	0.3%	0.3%	0.2%
95	Georgetown, SC	518	1	120,095	96.4%	96.4%	1,604	13.85	0.3%	0.2%	0.2%
96	Durham-Chapel Hill, NC	93	1	97,226	90.9%	97.1%	1,561	16.54	0.3%	0.1%	0.2%
97	Muskegon, MI	252	1	104,600	96.2%	96.2%	1,528	15.19	0.3%	0.2%	0.2%
98	Augusta-Richmond County, GA-SC	96	1	170,681	99.2%	99.2%	1,437	8.49	0.3%	0.3%	0.2%
99	Lafayette-West Lafayette, IN	210	1	132,027	100.0%	100.0%	1,407	10.66	0.3%	0.2%	0.1%
100	Modesto, CA	106	1	89,689	100.0%	100.0%	1,300	14.90	0.3%	0.1%	0.1%
	100 Largest CBSAs by ABR	—	361	64,725,816	90.4%	94.0%	933,426	16.30	96.8%	98.1%	98.8%

	Other CBSAs	—	12	1,265,181	81.8%	84.6%	11,064	10.41	3.2%	1.9%	1.2%

TOTAL		—	373	65,990,997	90.2%	93.8%	$944,490	$16.19	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 38

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,404,624	92.6%	95.7%	$128,520	$16.31	13.0%	12.8%	13.5%
2	California	28	5,248,351	92.2%	96.1%	107,776	22.88	7.5%	8.0%	11.4%
3	Texas	48	7,288,897	89.9%	92.3%	106,127	16.25	12.9%	11.0%	11.2%
4	New York	27	3,463,005	92.9%	95.9%	68,652	21.09	7.2%	5.2%	7.3%
5	Pennsylvania	25	4,555,884	90.8%	95.5%	67,212	18.92	6.7%	6.9%	7.1%
6	Illinois	17	4,322,356	84.6%	86.8%	53,124	14.70	4.6%	6.5%	5.6%
7	New Jersey	16	2,821,968	87.9%	96.9%	46,153	17.91	4.3%	4.3%	4.9%
8	Georgia	27	3,786,901	89.1%	94.7%	45,585	13.09	7.2%	5.7%	4.8%
9	North Carolina	15	3,317,924	93.3%	96.7%	40,689	13.34	4.0%	5.0%	4.3%
10	Michigan	15	2,803,004	90.0%	92.5%	35,033	14.14	4.0%	4.2%	3.7%
11	Ohio	13	2,872,779	87.9%	92.1%	34,781	15.36	3.5%	4.4%	3.7%
12	Connecticut	10	1,673,845	83.9%	89.6%	23,628	15.84	2.7%	2.5%	2.5%
13	Tennessee	7	1,791,013	96.8%	97.0%	22,991	13.56	1.9%	2.7%	2.4%
14	Colorado	7	1,593,917	93.0%	95.8%	22,524	15.67	1.9%	2.4%	2.4%
15	Massachusetts	10	1,507,803	91.4%	95.8%	19,818	15.46	2.7%	2.3%	2.1%
16	Kentucky	7	1,683,212	92.7%	95.2%	18,808	13.01	1.9%	2.6%	2.0%
17	South Carolina	8	1,441,400	83.5%	89.1%	17,961	14.28	2.1%	2.2%	1.9%
18	Minnesota	9	1,269,831	88.5%	88.8%	16,236	15.71	2.4%	1.9%	1.7%
19	Indiana	5	1,212,380	93.4%	96.2%	14,186	12.27	1.3%	1.8%	1.5%
20	Virginia	6	826,116	91.1%	93.7%	10,565	14.81	1.6%	1.3%	1.1%
21	New Hampshire	5	670,250	88.6%	95.3%	9,034	14.75	1.3%	1.0%	1.0%
22	Wisconsin	4	566,588	86.3%	92.0%	6,287	12.07	1.1%	0.9%	0.7%
23	Maryland	2	371,904	98.4%	99.2%	6,252	17.31	0.5%	0.6%	0.7%
24	Missouri	4	495,523	90.1%	91.7%	4,613	10.22	1.1%	0.8%	0.5%
25	Alabama	1	410,401	82.9%	85.8%	4,369	12.70	0.3%	0.6%	0.5%
26	Kansas	2	376,599	95.5%	96.0%	3,667	13.05	0.5%	0.6%	0.4%
27	Oklahoma	1	193,276	100.0%	100.0%	2,081	10.77	0.3%	0.3%	0.2%
28	Vermont	1	223,314	90.0%	90.0%	1,934	9.63	0.3%	0.3%	0.2%
29	Maine	1	287,533	95.5%	95.5%	1,875	17.65	0.3%	0.4%	0.2%
30	Arizona	1	165,350	67.1%	79.3%	1,825	13.92	0.3%	0.3%	0.2%
31	Iowa	1	269,705	70.3%	73.9%	1,657	8.32	0.3%	0.4%	0.2%
32	West Virginia	1	75,344	8.4%	44.8%	527	15.61	0.3%	0.1%	0.1%

TOTAL		373	65,990,997	90.2%	93.8%	$944,490	$16.19	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	85.8%	$4,369	$12.70	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Shoe Station	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,825	13.92	Sam's Club*	Bookmans, CareMore, Defy-Tucson	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,687	16.00	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	4,802	26.41	Ralphs (Kroger)	Cost Plus World Market, HomeGoods, Rite Aid	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,210	27.80	TBA, Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	96.6%	1,465	22.51	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	100.0%	2,794	22.69	—	Big Lots, Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	32.5%	936	27.26	Trader Joe's	—	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,746	17.71	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	99.8%	3,267	26.27	Major Market, Trader Joe's	Rite Aid	—
11	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	255,149	83.3%	3,264	15.35	Smart & Final Extra!	PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	96.9%	2,207	13.66	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	89,689	100.0%	1,300	14.90	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,550	23.22	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,316	19.52	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,468	12.17	Food 4 Less (Kroger)	Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	93.4%	2,626	33.81	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	96.0%	8,834	27.99	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	91.1%	6,176	26.19	—	Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,610	33.01	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,352	27.76	Stater Bros.	—	—
22	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	100.0%	11,324	27.04	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.8%	3,990	24.50	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	—
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	92.5%	3,463	34.36	Trader Joe's	Petco, Rite Aid, Ross Dress for less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,734	25.11	El Super, Walmart Supercenter	Esporta Fitness, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,439	13.35	Vons (Albertsons)	Ace Hardware, Big Lots, CVS	—
27	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2023	201,682	99.5%	3,755	25.01	Stater Bros.	Burlington Stores, Five Below, Rite Aid	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.2%	1,139	22.03	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	96.1%	2,235	23.23	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2023	519,324	99.6%	11,087	21.61	Costco*	Bed Bath & Beyond, Century Theatres, City Sports Club, DSW, Five Below, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	824	8.65	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.4%	7,649	16.28	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, DICK’S Sporting Goods Warehouse Sale, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,155	12.53	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	122,803	96.9%	1,975	16.83	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	95.3%	1,165	37.45	King Soopers (Kroger)	Pet Supplies Plus	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	86.9%	4,154	17.33	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

37	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2023	331,128	94.4%	4,602	14.72	—	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Sierra Trading Post, Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	92.4%	2,674	27.17	Whole Foods Market	Petco	—
39	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	96.2%	2,471	13.05	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
40	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,055	15.32	PriceRite (Wakefern)	—	The Home Depot
41	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	90.6%	3,471	11.69	Walmart Supercenter*	Bed Bath & Beyond, Cost Plus World Market, DICK’S Sporting Goods Warehouse Sale, DSW, Edge Fitness, Frontera Grill, Hobby Lobby, U.S. Furniture	Best Buy, The Home Depot, Walmart
42	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	55.8%	1,580	18.88	Price Chopper	—	—
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,365	97.7%	1,783	17.65	—	Barnes & Noble, Dollar Tree, Five Below, HomeGoods, Lumber Liquidators, PetSmart	—
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	133,786	92.3%	1,460	11.82	—	Christmas Tree Shops, Montana Nights Axe Throwing, U.S. Furniture	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	100.0%	2,738	17.00	—	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	88.9%	2,253	14.17	Super Stop & Shop (Ahold Delhaize)	DLTR, Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	89.9%	4,143	19.74	—	DICK’S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	98.9%	4,067	14.99	Publix	Anthony's Ladies Apparel, Bealls Outlet, Burlington Stores, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	—
49	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	99.1%	4,380	14.20	—	Bed Bath & Beyond, Belk, HomeGoods, Icon EV, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	95.1%	7,054	24.65	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Total Music & Theatre Conservatory	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	95.8%	4,035	16.15	Publix	Big Lots, CareerSource Broward, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	85.2%	1,948	25.27	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	100.0%	1,691	9.29	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	97.6%	1,907	12.36	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	949	10.81	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	96.4%	2,788	9.40	—	American Signature Furniture, Bealls Outlet, Crunch Fitness, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	98.6%	1,949	20.14	—	Dollar Tree, Esporta Fitness	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	96.5%	2,656	20.63	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	79.3%	1,748	12.42	Publix	Daily Dealz, Dollar Tree, Petco, Staples	—
60	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	92.5%	2,744	27.09	Publix	—	—
61	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	82.2%	3,464	12.63	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
62	Shops at Palm Lakes (3)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,195	24.52	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Miami Beach Healthcare Group, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,825	14.62	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	100.0%	5,479	17.85	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	98.7%	3,865	19.75	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,179	21.26	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,146	14.12	Publix	Zone Fitness Club	—
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	100.0%	1,104	12.48	Sedano's	Family Dollar	—
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,609	18.49	—	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,193	15.63	Publix	—	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,359	18.22	Seabra Foods	Office Depot	—
72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2023	418,282	90.5%	10,582	28.44	—	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill, Sports & Social	—
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	851	13.18	Publix	—	—
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,592	94.3%	3,046	20.43	—	Coastal Care, Walgreens	—
75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.4%	1,385	15.17	Publix	Pet Supplies Plus	—
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,804	9.39	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
77	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2023	214,489	91.5%	2,826	14.41	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	—
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	98.9%	1,312	13.93	Winn-Dixie (Southeastern Grocers)	Dollar Tree	—
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	758	13.29	Winn-Dixie (Southeastern Grocers)	—	—
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	100.0%	872	22.13	SuperTarget*	The Zoo Health Club	—
81	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,870	19.92	Publix	Archwell Health, Harbor Freight Tools, Pet Supermarket	—
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,180	12.91	Publix	Big Lots, Crunch Fitness, HomeGoods	—
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	126,333	95.9%	1,768	14.59	Publix	Home Centric, Planet Fitness	—
84	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	99.3%	2,141	13.75	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	—
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	100.0%	4,422	16.13	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	—
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	89.2%	2,182	18.02	Publix	CVS, Dollar Tree	—
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,405	9.51	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
88	Tyrone Gardens (3)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	84.5%	2,078	12.59	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	—
89	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	85.6%	1,869	14.44	Publix	Flooring USA	—
90	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	90.5%	815	8.18	Patel Brothers	Dollar Tree	Walmart
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,792	19.55	Publix	Rarehues	—
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	95.2%	1,367	16.95	—	Dollar Tree, Lumber Liquidators, Ross Dress for Less	—
93	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,545	17.45	Publix	Petco, T.J.Maxx, Ulta	—
94	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,065	8.15	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	—
95	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	95.7%	960	9.14	Publix	American Freight Furniture	—
96	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	95.5%	3,291	19.66	Publix	JOANN, Planet Fitness	—
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	91.1%	3,495	18.35	—	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	87.0%	4,727	12.48	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, HippoHopp, NCG Cinemas	—
99	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,437	8.49	—	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	—
100	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	580	8.76	Food Depot	Family Dollar	—
101	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,284	16.24	Publix	—	—
102	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	835	12.41	Publix	—	—
103	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.1%	1,321	14.34	Kroger	—	—
104	Northside	Dalton	GA	Dalton, GA	2001	78,922	99.0%	872	11.92	—	America's Thirft Stores, Dollar Tree	—
105	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	954	12.26	Publix	—	—
106	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	88.8%	771	18.69	Kroger*	—	—
107	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,773	11.43	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
108	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	85.5%	1,454	11.17	Food Depot	Staples	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

109	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,698	12.33	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	—
110	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	94.6%	1,324	14.42	Publix	—	—
111	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	93.7%	1,552	15.64	Publix	—	—
112	The Village at Mableton (3)	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	222,161	95.9%	2,065	9.69	—	Burlington Stores, Dashmart, dd's Discounts (Ross), Dollar Tree, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
113	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	97.9%	771	14.34	—	Crunch Fitness	—
114	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	95.1%	1,376	12.80	Kroger	—	—
115	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,151	97.5%	2,149	15.30	Kroger	—	—
116	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	677	9.70	Food Depot	—	—
117	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	94.9%	1,983	19.40	—	My Salon Suites	—
118	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,069	12.35	—	PGA TOUR Superstore	—
119	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	92.8%	2,895	11.33	Publix	Ace Pickleball Club, Frontgate, SkyZone, TK Volleyball	—
120	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	96.0%	1,693	14.71	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
121	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.3%	3,101	17.12	Kroger	—	—
122	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	93.8%	1,592	12.49	—	Conn's Home Plus, Harbor Freight, NCG Cinemas	—
123	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.2%	1,137	11.53	Kroger	—	—
124	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	73.9%	1,657	8.32	—	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot, Skechers	—
125	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	96.3%	3,785	19.69	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	—
126	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,209	15.17	—	DashMart, XSport Fitness, Wholesalers Unlimited	Kohl's
127	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,465	12.55	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
128	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	97.7%	4,720	15.99	—	KPot Korean BBQ & Hot Pot, Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	—
129	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	84.9%	5,718	13.27	—	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
130	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	77.4%	2,228	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
131	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	47,704	100.0%	1,001	22.00	—	Dollar Tree	—
132	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,878	14.04	Whole Foods Market	At Home, Kohl's, Petco, Shoe Carnival	—
133	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	76.8%	1,971	14.96	—	Bear Paddle Swim School, Best Buy, Painted Tree Marketplace, PetSmart	—
134	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	86.3%	1,563	16.97	Sunset Foods	—	—
135	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	66.3%	2,078	13.06	—	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	—
136	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,788	16.73	Jewel-Osco	Planet Fitness	—
137	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,650	73.7%	7,547	15.25	The Fresh Market	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, DICK'S Sporting Goods, Edge Fitness, Five Below, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta	—
138	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.2%	4,417	11.84	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
139	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	91.9%	1,716	18.33	Whole Foods Market	Skechers	—
140	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.8%	1,915	17.67	—	Asian Grill Sushi Buffet, Esporta Fitness, Regal Cinemas	—
141	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	237,973	79.5%	3,125	16.51	Amazon Fresh	Burlington Stores, Planet Fitness, Tile Shop	—
142	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	100.0%	1,458	11.15	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	—
143	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	1,993	13.87	—	Burlington Stores, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
144	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	94.7%	2,631	12.98	Walmart Supercenter*	Aaron's, Burlington Stores, JOANN, Ross Dress for Less, Staples	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

145	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	591,777	94.1%	6,697	12.24	Kroger	Aaron's, Burlington Stores, Harbor Freight Tools, Healthnet, Kohl's, Oak Street Health Center, Ross Dress for Less, Sears Outlet, T.J.Maxx	—
146	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,407	10.66	Pay Less (Kroger)	—	—
147	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	91.4%	1,538	10.40	Hy-Vee	—	—
148	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,129	15.99	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	—
149	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,122	8.60	—	At Home, Staples	—
150	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	94.8%	8,332	16.29	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sierra Trading Post, Staples, T.J.Maxx	—
151	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	80.4%	1,731	10.99	—	Dollar Tree, King Pin Lanes	—
152	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,609	9.70	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	—
153	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,109	12.06	Kroger	Petco	—
154	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	98.7%	1,849	12.46	Kroger	Anytime Fitness	—
155	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.1%	2,056	13.06	Kroger Marketplace	—	—
156	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	98.5%	1,172	8.41	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	—
157	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	2,006	29.83	—	Golf Galaxy, Staples	Duluth Trading Co.
158	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	92.0%	1,653	13.60	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
159	WaterTower Plaza (3)	Leominster	MA	Worcester, MA-CT	2023	284,757	96.6%	3,822	14.16	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx, Ulta	—
160	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	390	15.29	Hannaford Bros. (Ahold Delhaize)*	—	Walmart
161	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	90.7%	1,339	18.92	Stop And Compare	Crunch Fitness, Rainbow Shops	—
162	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	98.0%	2,648	14.78	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	—
163	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,978	15.95	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
164	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	95.5%	1,319	13.51	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	—
165	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,491	20.05	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
166	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,847	20.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
167	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,569	99.0%	4,405	16.39	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
168	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,875	17.65	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
169	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	95.8%	7,041	18.47	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	—
170	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	97.9%	4,956	17.54	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
171	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	98.6%	1,039	12.34	Busch’s Fresh Food Market	Ace Hardware	—
172	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	98.0%	857	11.06	—	Dollar Tree, Ollie's Bargain Outlet, True Value	—
173	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,195	13.42	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, Old Navy, T.J.Maxx
174	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	88.7%	758	8.59	D&W Fresh Market (SpartanNash)	—	—
175	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	64.4%	1,176	11.34	—	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	—
176	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,528	15.19	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
177	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,283	85.9%	3,074	11.76	Prince Valley Market	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	—
178	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	90.8%	6,503	20.33	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
179	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,236	12.34	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

180	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	948	9.33	Dream Market	O'Reilly Auto Parts	—
181	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,111	7.17	—	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	—
182	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	161,314	86.5%	1,657	11.87	—	Bed Bath & Beyond, Crunch Fitness, Party City Petco, Ross	Burlington Stores, Target
183	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	954	8.01	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	—
184	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,424	19.70	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
185	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,287	13.99	Cub Foods (United Natural Foods Inc.)	—	—
186	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	97.1%	2,475	13.92	—	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	—
187	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.5%	1,941	23.12	Cub Foods (United Natural Foods Inc.)*	Bethesda Thrift, Goldfish Swim School	—
188	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	66.0%	1,639	11.62	—	Marshalls, Michaels	—
189	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	94.2%	1,042	19.58	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	—
190	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,988	16.75	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	—
191	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	81.4%	2,323	13.59	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness	—
192	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,117	15.29	Festival Foods	Dollar Tree	—
193	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	96.5%	1,710	13.21	ALDI	Michaels, Party City, Petco, Tuesday Morning	—
194	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	83.5%	1,320	9.78	Price Chopper	—	—
195	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	95.0%	1,113	9.39	Price Chopper	—	—
196	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	470	6.88	Schnucks	—	—
197	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,649	15.79	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
198	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	94.8%	4,530	16.74	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, PopShelf, Staples	—
199	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,196	9.04	Patel Brothers	Big Air Trampoline, Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	—
200	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	96.7%	2,527	14.52	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
201	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.7%	3,933	14.53	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, PopShelf, Ross Dress for Less, Skechers	—
202	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	99.7%	6,081	14.98	—	Burlington Stores, Christmas Tree Shops, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
203	University Commons	Greenville	NC	Greenville, NC	1996	233,153	98.6%	3,340	14.52	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
204	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,162	4.64	Walmart Supercenter	Dollar Tree	—
205	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.1%	1,561	16.54	—	Person County Health & Human Services	—
206	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,326	12.38	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
207	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	10,702	—%	—	—	Walmart Supercenter*	—	Tractor Supply Co., Big Lots, Burkes Outlet
208	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	2,087	15.31	—	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
209	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.4%	3,745	16.17	Lowes Foods	HomeGoods, Skechers, T.J.Maxx	—
210	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	83.1%	2,594	11.98	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
211	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	958	13.25	—	Chef Store, Golf Galaxy, Mattress Firm	—
212	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,002	96.0%	1,798	19.24	—	Bed Bath & Beyond, Boston Interiors	—
213	Capitol Shopping Center	Concord	NH	Concord, NH	2001	194,612	97.4%	2,515	14.02	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
214	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,540	21.10	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

215	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	86.1%	613	7.95	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
216	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	93.6%	1,568	11.03	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
217	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	94.7%	2,024	8.69	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
218	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	95.5%	4,704	24.44	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	—
219	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
220	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,459	100.0%	3,490	15.26	LIDL	Big Lots, Esporta Fitness, Five Below, Ross Dress for Less, Ulta	—
221	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,099	14.38	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institute	—
222	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	96.2%	1,637	13.38	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	—
223	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	97.3%	7,454	22.79	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	—
224	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	201,781	93.2%	3,545	19.10	—	At Home, Petco	—
225	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.0%	1,250	30.18	ShopRite	—	—
226	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	100.0%	4,709	18.50	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	—
227	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	96.1%	2,761	18.00	—	Blink Fitness (Equinox), HomeGoods, Marshalls	—
228	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	98.2%	1,778	13.27	ShopRite*	Burlington Stores, PetSmart, Planet Fitness, Skechers	—
229	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	96.4%	3,437	19.89	ShopRite	Dollar Tree, Staples	—
230	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	664	18.34	ShopRite	—	—
231	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	95.3%	1,455	17.40	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
232	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	98.3%	3,681	17.32	Walmart Supercenter*	Dollar Tree, Marshalls, Ross Dress for Less, Staples, Ulta	—
233	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	92.3%	2,681	32.38	ALDI	T.J.Maxx	—
234	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	94.1%	1,867	24.13	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
235	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	92.4%	2,110	29.49	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
236	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	100.0%	4,177	20.09	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
237	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2023	196,318	94.5%	6,810	37.51	H-Mart	Barnes & Noble, Christmas Tree Shops, T.J.Maxx, Ulta	—
238	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,426	21.14	Acme (Albertsons)	True Value	—
239	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	94.5%	1,982	10.26	ALDI	Big Lots, Dollar Tree, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
240	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,630	22.57	Key Food Marketplace	T.J.Maxx	—
241	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	628	36.94	Trader Joe's	—	—
242	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,552	25.07	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	—
243	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,460	40.03	North Shore Farms	CVS	—
244	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,345	15.83	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
245	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,367	11.62	—	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—
246	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	2,030	16.64	ShopRite	Better Lifestyle Club, U.S. Post Office	—
247	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	262,490	91.0%	5,866	26.51	A Matter of Health	Barnes & Noble, Marshalls, Quality Furniture & Electronic, Ulta	—
248	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	96.3%	1,486	38.84	—	Harmon Discount	—
249	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	92.4%	3,224	26.84	—	Dollar Tree, HomeGoods	—
250	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 46

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

251	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,061	20.79	Fine Fare	CVS, T.J.Maxx	—
252	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,284	29.10	—	HomeGoods, Rite Aid	—
253	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	188,214	92.7%	3,623	24.93	ShopRite	Five Below, Wren Kitchens	Firestone
254	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	87.6%	1,861	13.22	—	Olum's Furniture & Appliances, Staples	—
255	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,318	11.19	—	DICK’S Sporting Goods Warehouse Sale, JOANN, Kohl's, PetSmart	Target
256	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	93.9%	1,531	17.67	—	HomeGoods, Michaels, Old Navy	—
257	Town Square Mall (2)	Vestal	NY	Binghamton, NY	1991	291,346	94.9%	4,775	17.27	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods, Dollar Tree, DSW, GameStop, Starbucks, T.J.Maxx, Ulta	—
258	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	743	11.48	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's, Runnings
259	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	95.2%	2,798	33.22	H-Mart	—	—
260	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	96.8%	2,133	15.95	Giant Eagle	—	The Home Depot
261	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	99.5%	2,789	18.22	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
262	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	99.3%	1,549	9.44	Kroger	Pet Supplies Plus, Salvation Army	—
263	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	97.6%	3,846	15.55	Fresh Thyme Farmers Market	Esporta Fitness, HomeGoods, Painted Tree Marketplace, Pet Supplies Plus, T.J.Maxx	—
264	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	97.3%	4,943	21.97	—	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
265	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,311	37.30	Kroger	—	—
266	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	91.3%	1,381	10.43	Kroger	Dollar Tree, Planet Fitness	—
267	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	86.4%	1,256	11.89	Kroger	—	—
268	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	99.4%	4,722	14.85	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Red Robin Gourmet Burger, Value City Furniture	—
269	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	79.0%	5,561	12.09	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Office Max, Party City, UFC Gym	—
270	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,194	17.06	—	Ollie's Bargain Outlet, Sears Outlet	—
271	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	96.6%	2,390	28.17	Kroger	Advance Auto, Rainbow Shops	—
272	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	83.5%	1,706	12.61	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	—
273	Marketplace	Tulsa	OK	Tulsa, OK	1992	193,276	100.0%	2,081	10.77	—	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
274	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.1%	2,469	19.29	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	—
275	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	27,683	100.0%	871	34.18	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
276	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	98.3%	2,116	12.02	Giant Eagle	Pep Boys, Walmart	—
277	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.4%	4,227	14.60	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	—
278	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	91.6%	2,402	10.33	—	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet, RumbleOn	—
279	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	315	11.49	—	—	—
280	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	88.9%	2,455	19.21	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
281	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,616	17.55	Kimberton Whole Foods	Pep Boys, Rascal Fitness	—
282	Plymouth Square Shopping Center (3)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2023	234,810	91.0%	4,732	22.15	Weis Markets	Pet Supplies Plus, Planet Fitness, REI, Rite Aid	—
283	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,208	28.90	Giant Food (Ahold Delhaize)	—	—
284	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	62.6%	577	20.45	Hung Vuong Food Market*	—	—
285	Dickson City Crossings (3)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.2%	3,589	18.56	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, The Home Depot, T.J.Maxx	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 47

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

286	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,695	15.70	—	Kohl's, Marshalls, Regal Cinemas (5)	—
287	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,371	18.60	—	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	—
288	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	1,035	20.41	Weis Markets*	—	—
289	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	224,579	92.6%	7,210	36.12	McCaffrey's	Ulta	—
290	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,064	28.81	—	Dollar Tree, Target, Wine & Spirits Shoppe	—
291	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	584,460	96.3%	9,194	37.23	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	—
292	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,266	7.17	Redner's Warehouse Market	Big Lots, Staples	—
293	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,696	11.53	ALDI	Big Lots, Dollar Tree, Planet Fitness, Rite Aid	—
294	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	460	11.03	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	—
295	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,885	17.77	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
296	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	765	13.17	Giant Food (Ahold Delhaize)	Penn State Health	—
297	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,329	10.68	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	—
298	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,665	35.20	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
299	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	97.6%	2,777	17.07	Kroger	K1 Speed	—
300	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,650	19.82	Lowes Foods	—	—
301	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	31.1%	479	23.57	—	—	—
302	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	98.4%	1,751	10.47	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	—
303	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	75.7%	2,326	9.57	—	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	—
304	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,604	13.85	Publix	Petco, T.J.Maxx, Tuesday Morning	—
305	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,501	19.09	—	Ross Dress for Less, T.J.Maxx	Target
306	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2023	369,759	94.3%	4,873	14.55	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
307	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	99.5%	3,263	12.33	ALDI	At Home, Big Lots, Carbon Athletics, DICK’S Sporting Goods Warehouse Sale	—
308	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	100.0%	4,404	13.29	—	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
309	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	99.3%	2,052	9.42	—	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	—
310	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,004	8.41	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
311	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	93.8%	9,762	17.06	—	2nd & Charles, Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
312	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	93.7%	1,450	13.56	Kroger	Aaron's	—
313	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,056	12.78	Kroger	—	Walgreens
314	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.7%	2,184	13.23	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	—
315	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	100.0%	1,501	15.65	—	24 Hour Fitness	—
316	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	702	9.95	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
317	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	967	7.95	—	Tops Printing	—
318	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	97.8%	3,217	18.90	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
319	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,479	28.09	Kroger	CVS	—
320	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.3%	1,128	13.98	—	Crunch Fitness, Dollar Tree, Tuesday Morning	—
321	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,390	26.32	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 48

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

322	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	34.8%	345	15.25	—	Family Dollar	—
323	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	768	11.34	—	Canales, Family Dollar	—
324	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	478	10.83	—	Big Lots, O'Reilly Auto Parts	—
325	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,161	12.96	El Rio Grande Latin Market	Family Dollar	—
326	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2023	464,995	88.6%	6,450	15.98	El Rancho, Kroger	Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less, Skechers	—
327	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.4%	1,126	9.88	Food Town	Burkes Outlet, Walgreens	—
328	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	91.4%	1,873	12.01	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Overstock Furniture & Mattress	—
329	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.4%	3,835	21.03	Tom Thumb (Albertsons)	DSW, Ulta	—
330	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	793,217	92.7%	16,491	22.42	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PopShelf, Ross Dress for Less, T.J.Maxx	—
331	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,373	15.43	Truong Nguyen Grocer	—	—
332	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	97.9%	1,202	12.36	—	Painted Tree Marketplace, Planet Fitness	—
333	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	93.6%	692	10.32	Kroger	—	—
334	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,048	30.96	Kroger	—	—
335	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	92.5%	2,586	30.32	—	CVS, I W Marks Jewelers, My Salon Suites	—
336	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	705	7.96	Food Town	—	—
337	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	964	13.36	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
338	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,415	15.76	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	—
339	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	97.2%	2,323	11.48	El Rancho	Big Lots, Conn's	—
340	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	94.7%	1,325	22.33	—	24 Hour Fitness	—
341	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2023	111,206	92.1%	1,195	11.67	La Michoacana Supermarket	Aaron's, Fitness Connection	—
342	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.4%	1,564	9.36	—	Big Lots, Hobby Lobby, Octapharma	—
343	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	100.0%	1,005	10.13	Foodarama	Burke's Outlet, Kids Empire	—
344	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	100.0%	3,839	15.58	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	—
345	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	606	15.65	El Rancho*	Firestone, TitleMax, WSS	—
346	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.7%	2,989	14.80	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	—
347	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.3%	2,429	14.15	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
348	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	100.0%	2,240	12.65	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
349	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	90.9%	3,280	24.67	H-E-B	—	—
350	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,347	16.66	ALDI	Dollar Tree, Party City, Salon In The Park	—
351	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,575	26.19	Whole Foods Market	—	—
352	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	96.3%	2,394	10.11	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	—
353	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.5%	2,074	15.81	Kroger	LA Fitness	—
354	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,732	85.0%	1,651	10.69	Kroger	Burkes Outlet	—
355	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.2%	1,316	8.93	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	—
356	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	93.6%	2,904	22.79	Central Market (H-E-B)	—	—
357	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2023	256,385	85.2%	5,620	25.72	—	Gap Factory Store, HomeGoods, Petco	—
358	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	96.0%	1,467	12.56	El Rancho	Family Dollar	—
359	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	85.7%	4,018	28.88	Whole Foods Market	—	—
360	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,842	92.6%	2,221	10.78	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	—

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 49

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

361	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	26.1%	665	25.29	—	—	—
362	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	76.2%	967	9.55	—	Ollie's Bargain Outlet, Tractor Supply Co.	—
363	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,569	97.5%	2,265	16.42	—	Gold's Gym, Hobby Lobby	Kohl's
364	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	93.7%	1,435	17.37	—	2nd & Charles, Chuck E. Cheese's	—
365	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	95.6%	1,194	14.59	Kroger	Hamrick's	—
366	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,439	8.92	—	Dollar Tree, Kohl's, PetSmart	—
367	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,105	99.8%	3,265	22.02	Trader Joe's	JOANN, PetSmart, Ulta	—
368	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,934	9.63	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	—
369	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	—	—	Walgreens
370	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,744	97.3%	3,622	17.01	Sendik's Food Market	Bed Bath & Beyond, Marshalls, The Tile Shop	—
371	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,034	10.52	Pick 'n Save (Kroger)	—	—
372	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,621	96.0%	1,487	7.61	—	Hobby Lobby, Kohl's	—
373	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	44.8%	527	15.61	—	O'Reilly Auto Parts, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					65,990,997	93.8%	$944,490	$16.19

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major tenants exclude tenants that have ceased to operate or gone dark.
(5) Location rejected in bankruptcy subsequent to quarter-end.

Supplemental Disclosure - Three Months Ended December 31, 2022	Page 50